SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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American Pacific Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN PACIFIC CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 13, 2012

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2012 annual meeting of stockholders of American Pacific Corporation, a Delaware corporation, (the “Company”), will be held Tuesday, March 13, 2012, at 10:30 a.m. Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109-1257, for the following purposes:

—

To elect Joseph Carleone, Fred D. Gibson, Jr., Berlyn D. Miller and Bart Weiner as Class C directors until the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified.

—	To hold an annual advisory vote on executive compensation.

—	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

—	To transact such other business that may properly come before the annual meeting of stockholders or any adjournments or postponements thereof.

Only stockholders of record at the close of business on January 17, 2012 may vote at the annual meeting of stockholders or any postponements or adjournments thereof. Whether or not you expect to attend the annual meeting of stockholders in person, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the provided postage-prepaid envelope to ensure your representation and the presence of a quorum at the annual meeting. Alternatively, you may vote via toll-free telephone call or the Internet by following the instructions on the proxy card. If you send in your proxy card or vote by telephone or the Internet, you may still decide to attend the annual meeting of stockholders and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ Linda G. Ferguson

LINDA G. FERGUSON
Secretary

January 25, 2012

Las Vegas, Nevada

AMERICAN PACIFIC CORPORATION

3883 Howard Hughes Parkway, Suite 700

Las Vegas, Nevada 89169

PROXY STATEMENT

Annual Meeting of Stockholders of American Pacific Corporation to be held on March 13, 2012

Some Questions You May Have Regarding this Proxy Statement

Why am I receiving these materials?

American Pacific Corporation, a Delaware corporation (the “Company” or “we,” “our” or “us”), is providing to you this proxy statement, the accompanying proxy card and a copy of our annual report to stockholders for the fiscal year ended September 30, 2011 (“Fiscal 2011”) in connection with our annual meeting of stockholders (the “Annual Meeting”), to be held on Tuesday, March 13, 2012, at 10:30 a.m., Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109-1257, or at any adjournments or postponements thereof. As a stockholder of the Company, you are cordially invited to attend the Annual Meeting and are entitled and requested to vote on the matters described in this proxy statement. The accompanying proxy is solicited on behalf of the board of directors (the “Board”) of the Company. This proxy statement and the accompanying proxy card are being first sent or given to our stockholders beginning on or about January 26, 2012.

What is a “proxy”?

A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. The Board is asking you to allow any of the persons named on the proxy card (John R. Gibson, our non-executive Chairman of the Board, and Linda G. Ferguson, our Vice President-Administration and Secretary) to vote your shares at the Annual Meeting.

Who may vote at the meeting?

January 17, 2012 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to attend and vote at the Annual Meeting. The only class of stock that is currently outstanding and that can be voted at the Annual Meeting is our common stock. Each outstanding share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. In particular, each share of our common stock outstanding on the record date is entitled to one vote on each of the four (4) director nominees and one vote on each of the other matters to come before the Annual Meeting.

At the close of business on the record date, there were 7,612,091 shares of our common stock outstanding.

What matters will be voted on at the meeting and what is the vote required for each proposal?

The following matters are to be considered and voted on at the meeting:

—

To elect Joseph Carleone, Fred D. Gibson, Jr., Berlyn D. Miller and Bart Weiner as Class C directors until the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified.

—	To hold an annual advisory vote on executive compensation.

—	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012 (“Fiscal 2012”).

We will also consider any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with Delaware law and our Amended and Restated By-laws.

The election of directors (Proposal No. 1) requires that each director receive a majority of the votes cast by those present in person or represented by proxy with respect to that director at the Annual Meeting. This means that the number of shares of stock voted “FOR” a director must exceed the number of votes cast “WITHELD” for that director.

Each of Proposals No. 2 and 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the applicable proposal.

How does the Board recommend I vote?

Please see the information included in this proxy statement relating to each of the matters to be voted on. Our Board recommends that you vote:

—

“FOR” the election of Joseph Carleone, Fred D. Gibson, Jr., Berlyn D. Miller and Bart Weiner as Class C directors until the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified (Proposal No.1);

—	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); and

—	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for Fiscal 2012 (Proposal No. 3).

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy to the proxy holders (John R. Gibson and Linda G. Ferguson), they will have the discretion to vote your shares in their best judgment with respect to any additional matters properly brought before the Annual Meeting in accordance with Delaware law and our Amended and Restated By-laws. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote proxies for such other candidate or candidates as may be nominated by the Board.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by using any of the following methods:

—

VOTE BY INTERNET: You may use the Internet to transmit your voting instructions by going to http://www.proxyvote.com up until 11:59 P.M., Eastern Time, on March 12, 2012. When voting by Internet, you will need to have your proxy card in hand when you access the website and you will need to follow the instructions to obtain your records and to create an electronic voting instruction form.

—

VOTE BY TELEPHONE: You may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on March 12, 2012 by calling (800) 690-6903. You will need to have your proxy card in hand when you call and then follow the instructions.

—

VOTE BY MAIL: You may vote by marking, signing and dating your proxy card and promptly returning it in the enclosed postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, no later than March 12, 2012.

The persons named as your proxy holders on the proxy card will vote the shares represented by your proxy in accordance with the specifications you make. Please carefully consider the information contained in this proxy statement. Whether or not you expect to attend the Annual Meeting in person, we urge you to vote by Internet or telephone, or by signing, dating and returning the enclosed proxy card as promptly as possible in the postage-paid envelope provided, to ensure your representation and the presence of a quorum at the Annual Meeting. Stockholders of record desiring to vote in person at the Annual Meeting may vote on the ballot provided at the meeting.

Beneficial Owners. If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, please follow the voting instructions provided by your broker or other nominee. Most brokers or other nominees permit their customers to vote by telephone or by Internet, in addition to voting by signing, dating and returning the voting instruction form in the postage-paid envelope provided.

Beneficial owners desiring to vote at the Annual Meeting will need to contact the broker, bank, trustee, or other nominee that is the holder of record of their shares to obtain a “legal proxy” to bring to the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual Meeting of Stockholders, this proxy statement and our annual report to stockholders for Fiscal 2011 have been sent directly to you.

If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, you are considered the “beneficial owner” of those shares. The Notice of Annual Meeting of Stockholders, this proxy statement and our annual report to stockholders for Fiscal 2011 have been forwarded (or otherwise made available) to you by your broker, bank, trustee or nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank, trustee or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

What constitutes a quorum, and why is a quorum required?

For business to be properly conducted and the vote of stockholders to be valid at the Annual Meeting, a quorum must be present. In order to have a quorum at the Annual Meeting, holders of a majority of our issued and outstanding shares of common stock as of the record date must be present, in person or by proxy, and entitled to vote. Shares represented at the Annual Meeting in person or by proxy but not voted, will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker, bank, trustee or other nominee may vote your shares only on those proposals on which it has discretion to vote. See further below at “What are ‘broker non-votes’?”

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

—

“FOR” the election of Joseph Carleone, Fred D. Gibson, Jr., Berlyn D. Miller and Bart Weiner as Class C directors until the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified (Proposal No.1);

—	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2);

—	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for Fiscal 2012 (Proposal No. 3).

No matter currently is expected to be considered at the Annual Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters are properly brought before the Annual Meeting for action, it is intended that the shares of our common stock represented by proxies will be voted by the persons named as proxies in their discretion on such matters. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange, or NYSE, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on some, but not all, of the proposals to come before the Annual Meeting. See further below at “What are ‘broker non-votes’?”

What are “broker non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers are subject to the rules of the NYSE. The NYSE rules direct that certain matters submitted to a vote of stockholders are “routine” items and brokers generally may vote on these “routine” matters on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms. For “non-routine” proposals, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes”. Under current NYSE rules, the Company believes that Proposal No. 3 is considered a routine item. This means that brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions. However, under current NYSE rules, the Company believes that brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on Proposals No. 1 or 2. Accordingly, for beneficial stockholders, if you do not give your broker specific instructions, your shares may not be voted on such proposals.

What if I abstain?

In accordance with the Company’s Amended and Restated By-laws, shares that are voted “abstain” on a matter will not be counted as a vote cast for such matter and, accordingly, will not be included in determining the number of shares voted at the Annual Meeting with respect to such matter.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast on a particular proposal. Thus, an abstention or broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the votes on the proposals.

While our Restated Certificate of Incorporation, as amended, does not address the treatment of broker non-votes or abstentions, our Amended and Restated By-laws expressly provide that a share present at a meeting of stockholders, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

Can I change or revoke my vote after I have delivered my proxy?

Stockholders of Record. Prior to the Annual Meeting, you may change your vote by submitting a later-dated proxy in one of the manners authorized and described in this proxy statement (such as via the Internet or by telephone). You may also give a written notice of revocation to our Secretary, so long as it is delivered to our Secretary at our principal executive offices, at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, prior to the beginning of the Annual Meeting, or given to our Secretary at the Annual Meeting prior to the time your proxy is voted at the Annual Meeting. You also may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person by ballot. However, the mere presence of a stockholder at the Annual Meeting will not revoke a proxy previously given unless you follow one of the revocation procedures referenced above.

Beneficial Owners. If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Do I have to attend the Annual Meeting in person?

No, but stockholders are cordially invited to attend the Annual Meeting to be held on Tuesday, March 13, 2012, at 10:30 a.m., Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109-1257. Stockholders of record desiring to vote at the Annual Meeting should bring the enclosed proxy card, or may vote on a ballot provided at the meeting. Beneficial owners desiring to vote at the meeting will need to contact the broker, bank, trustee, or other nominee that holds their shares to obtain a “legal proxy” to bring to the Annual Meeting. For stockholders needing directions to the Annual Meeting, please call the Company’s Investor Relations Department, Telephone: (702) 735-2200.

Who will count the votes?

The final voting results will be tallied by the Inspector of Elections appointed by the Company in accordance with our Amended and Restated By-laws and Delaware law. The Inspector of Elections will separately tabulate affirmative and negative or withhold votes, abstentions and broker non-votes, as applicable. We have hired a third party, Broadridge, to assist the Inspector of Elections in tabulating votes cast by proxy at the Annual Meeting.

Where can I find voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting and intend to publish final results in a Form 8-K within 4 business days following the Annual Meeting.

Who will bear the cost for soliciting votes for the meeting?

We will bear all attendant costs in conjunction with our proxy solicitation. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile or mail, or by other means, through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Can I access the Company’s proxy statement and annual report to stockholders for Fiscal 2011 via the Internet?

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy statement and annual report to stockholders for Fiscal 2011 (collectively, “proxy materials”) both by sending this full set of proxy materials as well as a proxy card and by notifying you of the availability of our proxy materials through the Internet. The SEC’s rules allow companies to avoid sending to their stockholders paper copies of their proxy materials if, instead, they furnish the proxy materials over the Internet (so called “e-proxy”) and mail to their stockholders a Notice of Internet Availability of Proxy Materials (an “Internet Availability Notice”). However, companies are not required to use e-proxy and, in lieu of doing so, may continue to send to stockholders a full set of their proxy materials. We have chosen to follow this latter approach. But, we are still obligated to provide you with the following notice:

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders’ Meeting to Be Held on March 13, 2012

The Notice of Annual Meeting of Stockholders, proxy statement and annual report to stockholders for Fiscal 2011 are available at www.proxyvote.com. At this website, copies of the Notice of Annual Meeting of Stockholders, proxy statement and the annual report to stockholders for Fiscal 2011 are available free of charge.

Do I have a dissenters’ right of appraisal?

Under Delaware law, stockholders are not entitled to appraisal rights in connection with any of the matters in this proxy statement.

What is “householding” and how does it affect me?

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports to stockholders with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, stockholders of record who have the same address and last name may receive only one copy of the Company’s proxy statement and annual report to stockholders, unless one or more of these stockholders notify us that they wish to continue receiving individual copies.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement or annual report to stockholders, and you wish to receive only a single copy of each of these documents for your household, please contact: American Pacific Corporation, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, Attention: Investor Relations Department, Telephone: (702) 735-2200.

If you participate in householding and wish to receive a separate copy of our proxy statement or annual report to stockholders, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Investor Relations Department as indicated above. The Company undertakes, upon oral or written request, to deliver promptly a separate copy of the Company’s annual report to stockholders or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the applicable document was delivered.

Beneficial owners can request information about householding from their broker, bank, trustee, or other nominee.

Whom should I contact with other questions?

If you have additional questions about this proxy statement or the Annual Meeting or would like copies of this proxy statement, the form of proxy, the annual report to stockholders for Fiscal 2011 or our Annual Report on Form 10-K for Fiscal 2011, or would like copies of these documents relating to future stockholder meetings, please contact: American Pacific Corporation, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, Attention: Investor Relations Department, Telephone: (702) 735-2200. You can also email the Investor Relations Department to make such requests at investorrelations@apfc.com or access the following website address to make such request: www.apfc.com on the “Information Request” page of the “Investors” section.

How can I communicate with the Company’s Board?

You may send communications to the Board in care of our Secretary, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, or via email to: investorrelations@apfc.com. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director. All such communications will be compiled by the Secretary and relayed promptly to the Board, applicable Board committee, or the individual director(s).

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

SIZE OF BOARD

Pursuant to our Restated Certificate of Incorporation, as amended, our Board shall not be less than three nor more than twelve directors and shall be divided into three classes, with such classes to be as nearly equal in number as possible. Our Board currently consists of twelve members, divided into three Classes -- four Class A directors; four Class B directors; and four Class C directors. Each class serves for a term of three years and until their successors are duly elected and qualified. Typically, one class is elected each year. At the Annual Meeting, only the four Class C directors are standing for re-election.

The Restated Certificate of Incorporation, as amended, requires that each director shall be elected by the vote of the majority of the votes cast with respect to that director. In the event a director who is running for election at an annual meeting does not receive the requisite amount of votes to be elected at such meeting, the incumbent director shall remain in office until the next annual meeting. At that time, two (2) classes of nominees will stand for election, and so on, providing that the holdover nominees shall run only for the remainder of their term.

BOARD NOMINATIONS

The Corporate Governance Committee performs various functions, including, among others, those of a nominating committee. The Corporate Governance Committee considers multiple sources for identifying and evaluating nominees for directors, including referrals from current directors and stockholders. The Corporate Governance Committee will consider director candidates recommended by stockholders.

Nominations of persons for election to the Board may be made at a meeting of stockholders: (a) by or at the direction of the Board, (b) by any nominating committee of the Board or committee of the Board performing similar functions, (c) by any person appointed by the Board for such purpose or (d) by any stockholder of the Company who is a stockholder of record at the time of giving of notice for such nomination, who shall be entitled to vote for the election of directors at the meeting and who complies with the timely notice procedures below.

Director candidate nominations from stockholders of the Company must be provided pursuant to the process set forth in the Company’s Amended and Restated By-laws as described below.

The Company’s timely notice procedures require that nominations of directors by stockholders must be made pursuant to a timely notice in writing to the Secretary of the Company for bringing business before a meeting of stockholders. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company:

(a)

in the case of an annual meeting, not less than 90 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the Company did not hold an annual meeting the previous year, or if the date of the annual meeting was changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the later of 40 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made; and

(b)

in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the special meeting was first made.

The stockholder’s notice shall set forth:

(a)

as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named, if applicable, in the proxy statement as a nominee and to serving as a director if elected);

(b)	as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Company which are beneficially owned by the stockholder;

(c)

as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Company; and

(d)

as to the stockholder giving the notice and any Stockholder Associated Person, (i) whether and the extent to which any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (a “Derivative Instrument”) is directly or indirectly beneficially owned, (ii) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company, (iii) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (iv) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).

For purposes of the above, “Stockholder Associated Person” of any stockholder means (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Company’s Amended and Restated By-laws. Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth above. As clarified in the Amended and Restated By-laws adopted by the Board in March 2011, a stockholder who complies with the notice procedures set forth in such Amended and Restated By-laws is permitted to present the nomination at the meeting of stockholders but is not entitled to have a nominee included in the Company’s proxy statement or information statement in the absence of an applicable rule of the SEC requiring the Company to include a director nomination made by a stockholder in the Company’s proxy statement or information statement.

The Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the Company’s needs at the time nominees are considered. Qualifications for Board membership may include, among others, the highest personal and professional integrity, demonstrated exceptional ability and judgment, broad experience in business, finance, or administration, ability to serve the long-term interests of the Company’s stockholders, sufficient time to devote to the affairs of the Company, and contribution to the Company’s overall corporate goals. The Corporate Governance Committee seeks to ensure that the composition of the Board at all times adheres to the independence requirements of The NASDAQ Stock Market LLC and reflects a range of talents, ages, skills, diversity, background, experience and expertise, particularly in the areas of management, leadership, corporate governance and experience in the Company’s and related industries, sufficient to provide sound and prudent guidance with respect to our operations and interests.

In addition to the above considerations, the Corporate Governance Committee considers criteria such as skill, diversity, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and any other factors that the Corporate Governance Committee believes to be in the best interests of the Company and its stockholders. It is the policy of the Corporate Governance Committee to evaluate director candidates recommended by stockholders in the same way it evaluates director candidates recommended by any other source. In particular, the Corporate Governance Committee will consider the same criteria for candidates regardless of whether the candidate was identified by the Corporate Governance Committee, by stockholders, or any other source. While the Corporate Governance Committee and Board do not have a specific diversity policy, the Corporate Governance Committee considers, as noted above, diversity, including diversity of background and experience, in evaluating director candidates. Each individual is evaluated in the context of our Board as a whole, with the objective of recommending a group of nominees that can best promote the success of the business and represent stockholder interests through the exercise of sound judgment based on diversity of experience and background. The Corporate Governance Committee also assesses the effectiveness of its consideration of diversity as part of its annual review of qualifications of directors for nomination to the Board.

The Corporate Governance Committee identifies and evaluates nominees for director, including nominees recommended by stockholders, the process for which involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, vetting candidates’ qualifications, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and recommend final candidates to the Board and, as appropriate, preparing and presenting to the Board an analysis with regard to particular, recommended candidates. The Corporate Governance Committee has the sole authority to retain and terminate any search firm used to identify candidates for the Board, although such retention is not required.

BOARD NOMINEES

The Board, upon recommendation by the Corporate Governance Committee, nominated the following individuals to stand for re-election at the Annual Meeting to serve as Class C directors until the annual meeting of stockholders in 2015, and until the election and qualification of their respective successor: Joseph Carleone, Fred D. Gibson, Jr., Berlyn D. Miller, and Bart Weiner.

All nominees are currently directors, although Mr. Weiner was only first elected to the Board on December 14, 2010 after being recommended to the Board by the Corporate Governance Committee. Mr. Weiner was initially recommended to the Board and the Corporate Governance Committee by Golconda Capital Portfolio, L.P. and William D. Summitt, both then stockholders in the Company. As part of the Company’s Settlement Agreement, dated as of December 14, 2010, with Golconda Capital Portfolio, L.P., Golconda Capital Management, LLC, and William D. Summitt (the “Golconda Group”), the Board, following the recommendation of the Corporate Governance Committee, elected Mr. Weiner to the Board as a Class C director, and, among other things, agreed to nominate and recommend to the Company’s stockholders Mr. Weiner for re-election to the Board at the Annual Meeting.

Each nominee has agreed to be named in this proxy statement and to serve as a director, if elected.

For biographical information about each of the director nominees see “Board of Directors” below.

BOARD OF DIRECTORS

The following table sets forth the names and ages (as of January 17, 2012) of the current members of our Board, as well as their respective Board Class and current standing Board committee assignments.

Name	Age	Class	Director Since	Term to Expire	Committee Memberships
John R. Gibson	74	A	12/88	2013	Retirement Benefits
Jan H. Loeb	53	A	01/97	2013	Audit Compensation Corporate Governance Environmental, Health & Safety Finance, Chairman
William F. Readdy	59	A	11/09	2013	Environmental, Health & Safety Finance Retirement Benefits
Dean M. Willard	65	A	01/97	2013	Audit, Chairman Compensation Corporate Governance Environmental, Health & Safety
Barbara Smith Campbell	62	B	11/09	2014	Audit Compensation, Chairman Corporate Governance
C. Keith Rooker, Esq.	74	B	12/88	2014	Audit Corporate Governance Environmental, Health & Safety, Chairman Finance
Charlotte E. Sibley	65	B	12/10	2014	Compensation Corporate Governance Retirement Benefits
Jane L. Williams	73	B	11/93	2014	Audit Compensation Corporate Governance Retirement Benefits, Chairman
Joseph Carleone, Ph.D. (1)	65	C	07/06	2015 (2)	-
Fred D. Gibson, Jr. (1)	84	C	04/82	2015 (2)	Environmental, Health & Safety Finance Retirement Benefits
Berlyn D. Miller (1)	74	C	11/93	2015 (2)	Compensation Corporate Governance, Chairman
Bart Weiner (1)	53	C	12/10	2015 (2)	Audit Compensation

(1)	Nominee.

(2)	Terms to expire assuming re-election of current director nominees at the Annual Meeting and in each case until their respective successors are duly elected and qualified.

Business Experience and Qualifications of Directors and Director Nominees

Class A Directors

John R. Gibson has served as the non-executive Chairman of the Board of the Company since January 1, 2010. In July 1997, Mr. J. Gibson became Chief Executive Officer and President of the Company and in March 1998 he was appointed Chairman of the Board. He resigned his position as President of the Company in October 2006 upon the appointment of Dr. Carleone to the office of President and Chief Operating Officer of the Company. Prior to his retirement as an employee of the Company on December 31, 2009, Mr. J. Gibson also served as the Chief Executive Officer and President of a majority of the Company’s wholly-owned subsidiaries, including Ampac-ISP Corp., from 2004 until December 2009, AMPAC Farms, Inc. and American Pacific Corporation (a Nevada corporation), from 1997 to December 2009, and American Azide Corporation from 1993 to December 2009. Mr. J. Gibson also currently serves as a director of Ampac Fine Chemicals LLC, Ampac-ISP Corp., American Azide Corporation, Ampac ISP Holdings Limited, American Pacific Corporation (a Nevada corporation) and Ampac Farms, Inc., each direct or indirect wholly-owned subsidiaries of the Company. He was the Company’s Vice President-Engineering & Operations from March 1992 to July 1997. Prior to that time, he was the Director of Modernization of USS-POSCO Industries, a finishing mill for flat rolled steel products, a position he held for more than five years. Mr. J. Gibson is the brother of director Fred D. Gibson, Jr. and executive officer Linda G. Ferguson.

Qualifications: Mr. J. Gibson brings to the Company deep and extensive knowledge of all the business units of the Company, what it takes to acquire and integrate, or grow businesses, and years of practical executive management experience in domestic and international operations and projects, involving major regulatory and legal challenges.

Jan H. Loeb is President and a director of Leap Tide Capital Management, Inc., a capital investment firm, a position he has held since 2007. From 2005 to 2007 he also served as a portfolio manager of Leap Tide Capital Management, Inc. Mr. Loeb has more than 30 years experience in capital investment and investment banking. From 2006 through August 2011, Mr. Loeb served as a director of Pernix Therapeutics Holdings, Inc. (formerly Golf Trust of America, Inc.), a specialty pharmaceutical company primarily focused on the sales, marketing, and development of branded and generic pharmaceutical products primarily for the pediatric market. Mr. Loeb continues to serve as a consultant to Pernix. Mr. Loeb is also a director of TAT Technologies Ltd., a company that provides various products and services to military and commercial aerospace and ground defense industries, a position he has held since August 2009.

Qualifications: Mr. Loeb brings to the Company more than 30 years of capital investment and investment banking experience, and provides financial expertise, knowledge of the public equities and debt markets and public company management experience, as well as a strong understanding of Audit Committee functions, in part as a result of having served as the Chairman of the Audit Committee of Pernix from October 2007 through August 2011.

William F. Readdy served the United States as a naval aviator, pilot astronaut, military officer, and civil service executive from 1974 to 2005. Retiring from the National Aeronautics and Space Administration (“NASA”) in September 2005, Mr. Readdy established Discovery Partners International LLC, a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries. Since its formation, Mr. Readdy has served as Managing Partner. In addition, Mr. Readdy currently serves on the board of directors of Astrotech Corporation, a commercial aerospace company that provides facilities and support services necessary for the preparation of satellites and payloads for launch, design and fabrication of equipment and hardware for space launch activities, propellant services support for spacecraft, and commercialization of space-based technologies into real-world applications. Mr. Readdy is also chairman of GeoMetWatch, Inc., a startup company offering commercial satellite weather products. In the late 1970s and early 1980s he served as a naval test pilot. Mr. Readdy joined NASA in 1986 and in 1987 became a member of the astronaut corps, but continued his military service in the Naval Reserve, attaining the rank of Captain in 2000. Mr. Readdy logged more than 672 hours in space on three shuttle missions. In 1996 he commanded the space shuttle “Atlantis” on a docking mission to the Russian “Mir”

space station. In 2001, Mr. Readdy was appointed NASA’s Associate Administrator for Space Operations responsible for NASA’s major programs, several field centers and an annual budget approaching $7 billion. Following the loss of space shuttle “Columbia” in February 2003, Mr. Readdy chaired NASA’s Space Flight Leadership Council, and oversaw the agency’s recovery from the accident and the shuttle’s successful return to flight in July 2005. Mr. Readdy was honored as a Presidential Meritorious Rank Executive in 2003 and in 2005 was awarded NASA’s highest honor, the Distinguished Service Medal for the second time. In addition to the Distinguished Flying Cross he is the recipient of numerous national and international aviation and space awards, and has been recognized for his contributions to aerospace safety.

Qualifications: Mr. Readdy brings to the Company tremendous background and experience with NASA, the U.S. Department of Defense and with the aerospace industry in general, which are primary focuses of the Company. He also brings to the Company an extensive knowledge of public policy, program management and contracting matters involving military and space programs.

Dean M. Willard is Chairman and Chief Executive Officer of DSC Renewables, LLC, a company he co-founded in 2010, that develops and engineers solar photovoltaic (“PV”) parks, primarily in the European market. Since 2010, Mr. Willard is also a co-managing partner of KPM Sun GmbH, a wholly-owned subsidiary of DSC Renewables, LLC, that develops, engineers, builds and manages the operation of large-scale PV power plants around the world. Since January 2007, Mr. Willard has served as Chairman and Chief Executive Officer of Reinhold Industries, Inc., a diversified manufacturer of advanced custom composite components and sheet molding compounds for a variety of applications in the United States and Europe. Since 2006, Mr. Willard also serves as Chairman of the Board for Advanced Chemistry & Technology Inc., a manufacturer of quick-cure, light-weight polysulfide sealants for aerospace applications which was acquired by 3M Company in July 2011, and Proformance Technology, a re-manufacturer of automobile engines and parts. He is also a director of Haas Group International (since 2008), an integrated, global chemical business offering traditional chemical management services, product distribution, logistics/warehousing and hazardous communication services to a diverse range of customers across the globe. Additionally, Mr. Willard serves on a number of other charitable and corporate boards including Sangha Associates, Inc., a family owned business which provides equity and management to various corporations.

Qualifications: Mr. Willard brings to the Company exceptional skills in the evaluation and improvement of business units from a financial and operational standpoint, strategic analysis of industries and industry sectors, including several in which the Company is involved, and strong capabilities in financing and mergers and acquisitions transactions.

Class B Directors

Barbara Smith Campbell is President of Consensus, LLC, a company which she founded in 2005 and which provides tax and regulatory monitoring on behalf of Nevada businesses. Prior to starting Consensus, LLC, Ms. Campbell served as a member of the State of Nevada Tax Commission for 5 consecutive terms and as its Chairman from 1996 to 2005. In 1993 she joined Mandalay Resort Group and served as Director of Finance for Mandalay Development. Following a merger between MGM Mirage and Mandalay Resort Group, Ms. Campbell served as Vice President of Finance for MGM Grand Resorts Development until late 2005. Ms. Campbell currently serves as a Trustee for the Donald W. Reynolds Foundation and as an Advisory Board member of Amerco, parent company of U-Haul International, Inc., North America’s largest “do-it-yourself” moving and storage operator. Her past board of directors’ positions include serving as a director of the Federal Home Loan Bank of San Francisco where she served as Chairman of the Audit Committee. Additionally, she has served on numerous charitable and non-profit boards.

Qualifications: As past Chairman of the Nevada Tax Commission, Ms. Campbell brings to the Company over 25 years of experience in the areas of taxation and regulatory matters. In addition, she brings over 30 years of experience in finance, construction and development, having managed over four billion dollars in projects in multiple jurisdictions.

C. Keith Rooker, Esq. was the Executive Vice President of the Company from 1988 to July 1997, and was also a Vice President of the Company from 1985 to 1988 and the Company’s Secretary and General

Counsel from 1985 to July 1997. Since his retirement from the Company in 1997, Mr. Rooker has continually been in private practice, first with the Las Vegas, Nevada law firm of Rooker & Gibson, and thereafter with successor firms, most recently as the Managing Partner in the Las Vegas, Nevada and Salt Lake City, Utah law firm of Rooker Rawlins LLP. In 2011, Rooker Rawlins terminated its practice; however, Mr. Rooker continues to practice law in Las Vegas and Salt Lake City, and engage in related business activities.

Qualifications: In addition to his work directly with the Company, as summarized above, Mr. Rooker was legal counsel to the Company from 1969 until he joined the Company’s executive staff in 1985, and was a director of the Company’s predecessor, Pacific Engineering & Production Co. of Nevada from 1973 until joining the Company’s Board in 1988. He brings to the Company and the Board years of knowledge of the Company’s operations, management, products and strategies, as well as strong analytical skills in commercial and financial matters and substantial experience in critical aspects of risk analysis, crisis recovery and management.

Charlotte E. Sibley is a pharmaceutical and biotechnology consultant. Until December 2010, Ms. Sibley was a Senior Vice President of Shire plc, a leading specialty biopharmaceutical company, a position she held since 2005. Ms. Sibley served from 2003 to 2004 as Vice President of Millennium Pharmaceuticals, Inc., an integrated biopharmaceutical company subsequently acquired by Takeda Pharmaceutical Company Limited. Ms. Sibley served as Vice President of Pharmacia Corporation from 1999 to 2003 and held various director positions in the business information and market research units of Bristol-Myers Squibb Company. Ms. Sibley is a member of the Pharmaceutical Executive Editorial Advisory Board, the St. Joseph’s University Executive MBA Advisory Board and the Market Research International Institute. Ms. Sibley was appointed to the Board in accordance with the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group. Pursuant to the terms of the Settlement Agreement, the Golconda Group agreed, among other things, to withdraw their director nominations, including of Ms. Sibley, for election at the 2011 annual meeting of stockholders and the Company agreed, among other things, to expand the size of the Board from ten to twelve members and to elect each of Ms. Sibley and Mr. Weiner to the Board. In addition, under the terms of the Settlement Agreement, the Board agreed to nominate and recommend to the Company’s stockholders Ms. Sibley for re-election to the Board at the 2011 annual meeting of stockholders.

Qualifications: Ms. Sibley brings to the Company extensive experience and expertise spanning over 20 years in building and leading effective insight and analytic functions with major pharmaceutical and biotechnology companies.

Jane L. Williams is the President, Chairman and Chief Executive Officer of TechTrans International, Inc. of Houston, Texas, a provider of technical language support services, a position she has held since 1993. During Fiscal 2011, Ms. Williams was the winner of the Ernst & Young Entrepreneur of the Year 2011 Gulf Coast Area, and her firm was honored as a Houston Business Journal Fast 100 Winner, awarded to fast-growing private companies. Before founding TechTrans International, Inc., Ms. Williams was a consultant to businesses in the aerospace industry for more than five years. Ms. Williams was a director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Additionally, Ms. Williams serves on a number of charitable and not-for-profit boards.

Qualifications: As the founder and CEO of a highly successful international enterprise, Ms. Williams brings to the Company a strong entrepreneurial awareness, a keen insight into financial affairs, practical management skills and experience in negotiations and contracting with U.S. and foreign governments.

Class C Directors

Joseph Carleone, Ph.D. became President and Chief Executive Officer of the Company on January 1, 2010, after serving as President and Chief Operating Officer of the Company since October 15, 2006. Dr. Carleone also currently serves as President and director of American Pacific Corporation (a Nevada corporation), Ampac-ISP Corp., American Azide Corporation, and Ampac Farms, Inc., as well as a director of Ampac Fine Chemicals LLC, AMPAC Fine Chemicals Texas, LLC, Ampac ISP Holdings Limited, Ampac ISP UK Westcott Limited, Ampac ISP UK Cheltenham Limited and Ampac ISP Dublin Limited, each direct or indirect wholly-owned subsidiaries of the Company. From September 2007 through December 2009, Dr. Carleone served as a director for Reinhold Industries, Inc., a diversified manufacturer of advanced custom composite components and sheet molding compounds for a variety of applications in the United States and Europe. From November 2005 through September 2006, Dr. Carleone served as Senior Vice President and Chief Product Officer of Irvine Sensors Corporation, a technology company engaged in the design, development, manufacture and sale of security products, software, vision systems and miniaturized electronic products and higher level systems for defense, information technology and physical security for government and commercial applications, and from March 2003 through November 2005, he served as a member of the board of directors of Irvine Sensors Corporation. Dr. Carleone also served as President of Aerojet Fine Chemicals LLC, a business unit of GenCorp Inc., and Vice President of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate segment, from September 2000 to November 2005. From 1999 to 2000, he was Vice President and General Manager of Remote Sensing Systems at Aerojet. In addition, he served as Vice President, Operations at Aerojet from 1997 to 2000.

Qualifications: Dr. Carleone has held senior executive positions in fine chemicals, aerospace and defense contracting. He brings to the Company this broad and relevant experience as well as significant experience managing a variety of new business ventures and transitioning them into fully operational business units.

Fred D. Gibson, Jr. served as Chief Executive Officer, Chairman of the Board and President of the Company and Chairman and Chief Executive Officer of each of the Company’s subsidiaries, from 1985 to July 1997, and Chairman of the Board of the Company until March 1998. Mr. F. Gibson also currently serves as a director of Ampac-ISP Corp., American Pacific Corporation (a Nevada corporation), American Azide Corporation, and Ampac Farms, Inc., each direct or indirect wholly-owned subsidiaries of the Company. He also served as Chairman, President and Chief Executive Officer of Pacific Engineering & Production Co. of Nevada, the predecessor company to American Pacific Corporation, from April 1966 until May 1988. For more than five years and until July 2002, Mr. F. Gibson was a director of Sierra Pacific Resources (now NV Energy), an electric utility. He has also been a director of Cashman Equipment Company, a distributor of Caterpillar Equipment, for more than five years. For more than five years, Mr. F. Gibson has been a private consultant to the Company, and may provide consultation services on an “as requested” basis in the future. He is the brother of director John R. Gibson and executive officer Linda G. Ferguson.

Qualifications: From his long experience as a director of major enterprises and his exceptional knowledge of the Company, Mr. F. Gibson brings to the Company mature and thoughtful judgment and perspective on developing and pursuing strategic objectives.

Berlyn D. Miller has been Chief Executive Officer of Berlyn Miller & Associates, a business development and government relations consulting firm, since 1997 and in such role, during the latter half of Fiscal 2011, provided consulting services to the Company pertaining to the Company’s environmental remediation project in Henderson, Nevada. He was a director of First National Bank of Nevada and its successor First Interstate Bank of Nevada from 1980 until 1996. Mr. Miller was also a director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Mr. Miller was the Chairman, President and Chief Executive Officer of ACME Electric of Las Vegas, Nevada, a construction contractor, until 1997, a position he held for more than five years. Mr. Miller also serves on a number of not-for-profit boards.

Qualifications: Mr. Miller brings to the Company extensive experience with financial institutions, executive business management, business development, construction real estate and governmental, regulatory and legislative affairs.

Bart Weiner, while retired, provides business consultation services to pharmaceutical and biotechnology companies. From 2001 to 2008, Mr. Weiner served as President and Group Chief Operating Officer of GfK Healthcare, a leading provider of health care marketing research and consulting. GfK Healthcare is part of GfK Group of Nuremberg, Germany, the third largest market information company in the world. Mr. Weiner was appointed to the Board in accordance with the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group. Pursuant to the terms of the Settlement Agreement, the Golconda Group agreed, among other things, to withdraw their director nominations, including of Mr. Weiner, for election at the 2011 annual meeting of stockholders and the

Company agreed, among other things, to expand the size of the Board from ten to twelve members and to elect each of Mr. Weiner and Ms. Sibley to the Board. In addition, under the terms of the Settlement Agreement, it was agreed that the Board would nominate and recommend to the Company’s stockholders Mr. Weiner for re-election to the Board at the Annual Meeting.

Qualifications: Mr. Weiner brings to the Company three decades of experience as a lead consultant and executive with expertise in advising companies on a variety of strategic and marketing development decisions. He has extensive knowledge in areas of pharmaceuticals and biotechnology. This experience has provided, and continues to provide, the Company with a valuable perspective.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES AND GOVERNANCE MATTERS

Director Meetings and Independence

During Fiscal 2011, the Board and its committees held the following number of meetings: Board, 8; Audit Committee, 4; Compensation Committee, 3; Corporate Governance Committee, 3; Environmental, Health & Safety Committee, 2; Finance Committee, 0; and Retirement Benefits Committee, 2. Each director attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which the director served that were held during Fiscal 2011.

It is a policy of the Board to encourage directors to attend each annual meeting of stockholders. Such attendance allows for direct interaction between stockholders and members of the Board. All of the then directors of the Board attended the Annual Meeting, with the exception of Ms. Williams.

The Board of the Company has determined that each of Ms. Campbell, Mr. Loeb, Mr. Miller, Mr. Rooker, Ms. Sibley, Mr. Weiner, Mr. Willard and Ms. Williams is an “independent director” as defined in Rule 5605(a)(2) of the Rules of The NASDAQ Stock Market LLC (the “NASDAQ Rules”). The Board also has determined that each member of the Corporate Governance Committee, the Compensation Committee and the Audit Committee meets such independent director requirement. In addition, the Board has determined that each member of the Audit Committee is independent within the meaning of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder, and satisfies the requirements for membership in the Audit Committee as set forth in Rule 5605(c)(2)(A) of the NASDAQ Rules and as set forth in the Company’s Amended and Restated Audit Committee Charter, a copy of which is available on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.

In making its independence determination regarding Mr. Miller, the Board considered that Mr. Miller received $1,100 in Fiscal 2011 for additional services to the Board. Mr. Miller in his capacity as a member of the Board, attends meetings of a research and development roundtable that discusses the Company’s products and related markets. In accordance with the Board’s policy, the payments to Mr. Miller were calculated based on the number of days that he attended such roundtable meetings multiplied by a per diem fee equal in amount to the standard fee received by a director for attendance, in person or by telephone, at a meeting of the Board. Additionally, Mr. Miller provided consulting services to the Company with respect to the Company’s environmental remediation project in Henderson, Nevada, for which Mr. Miller was paid $25,000 in October 2011 for such services rendered during Fiscal 2011, and, accordingly, Mr. Miller resigned as a member of the Audit Committee effective October 19, 2011. The Board has determined that Mr. Miller, prior to his resignation from the Audit Committee, was independent within the meaning of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder, and satisfied the requirements for membership in the Audit Committee as set forth in Rule 5605(c)(2)(A) of the NASDAQ Rules and as set forth in the Company’s Amended and Restated Audit Committee Charter.

In making its independence determination regarding Mr. Willard, the Board considered that Dr. Carleone served until December 2009 on the board of directors of Reinhold Industries, Inc., the Chairman and Chief Executive Officer of which is Mr. Willard.

In making its independence determination regarding each of Ms. Sibley and Mr. Weiner, the Board considered the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group pursuant to which the Company agreed, among other things, to elect each of Ms. Sibley and Mr. Weiner to the Board.

In making its independence determination regarding Mr. Rooker, the Board considered that Mr. Rooker has an in-law, separated by more than one step, who works for the Company in a non-executive position.

The Company and each director have entered into the Company’s standard form of Indemnification Agreement between the Company and a director, the form of which agreement was previously filed by the Company as Exhibit 3.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board retains flexibility to select its Chairman of the Board and our Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman of the Board and the Chief Executive Officer may be filled by one individual or two.

The Board currently believes that having Mr. John R. Gibson serve as our non-executive Chairman of the Board and Dr. Carleone, who is also a director, serve as President and Chief Executive Officer is in the best interests of the stockholders. This separation allows the President and Chief Executive Officer to focus his primary efforts and responsibilities on the operational leadership and day-to-day management of the Company, while allowing the Chairman of the Board to focus on leading the Board in its fundamental role of providing advice to and oversight of management. At the same time, given Mr. J. Gibson’s extensive knowledge of, and prior years of service to and experience with, the Company, the current non-executive Chairman of the Board remains a valuable resource to the current President and Chief Executive Officer.

Both the full Board and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.

Board oversight of risk is conducted primarily through the standing committees of the Board, the Chairmen of which are independent directors, with the Audit Committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The Audit Committee also is charged with, among other tasks, oversight of management on the Company’s systems and policies with respect to risk monitoring, assessment and management. Members of the Company’s management, including our Chief Financial Officer and the Director of Internal Audit, periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly with respect to the Company’s internal controls over financial reporting.

We believe that the structure of the Board’s role in risk oversight of the Company, with the standing committees of the Board taking the lead in such oversight, gives due consideration to the fact that our non-executive Chairman of the Board was formerly the Chief Executive Officer and primary day-to-day manager of the Company, while at the same time provides a measured approach for our non-executive Chairman of the Board to maintain an active and central leadership role with the full Board.

Board Committees

The Board maintains the following six standing committees, the specific members of which are identified in the preceding table:

Audit Committee. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees, among other things, the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. A more detailed description of the duties of the Audit Committee is set forth in its charter, which is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section. Please also see the Audit Committee Report found in this proxy statement. The Board has determined that each of Barbara Smith Campbell, Jan H. Loeb and Dean M. Willard is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. As noted above, the Board has determined that each of Ms. Campbell and Messrs. Loeb and Willard is independent within the meaning of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder, and satisfies the requirements for membership in the Audit Committee as set forth in Rule 5605(c)(2)(A) of the NASDAQ Rules and as set forth in the Company’s Amended and Restated Audit Committee Charter.

Corporate Governance Committee. The Corporate Governance Committee, which also acts as the Company’s nominating committee, is currently responsible for, among other things, developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company and the Board, and identifying, reviewing and evaluating individuals qualified to become Board members and recommending to the Board director nominees for election to the Board, and making recommendations to the Board regarding succession planning for executive officers of the Company. The Corporate Governance Committee additionally provides oversight of the Company’s directors and officers’ insurance coverage and may participate in developing major strategic and financial objectives for the Company, including, but not limited to, the Company’s strategic plan, annual budget and financial goals. The Corporate Governance Committee also has the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors, including consultants. In addition, the Corporate Governance Committee may delegate its authority to subcommittees, if and when formed. The Charter of the Corporate Governance Committee is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.

Compensation Committee. The Compensation Committee is responsible for, among other things, discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors and administering the Company’s incentive compensation plans and equity-based plans, including reviewing and evaluating the executive officer compensation program to align the interests of the executive officers with the business and financial goals of the Company, reviewing, evaluating and designing a director compensation package of a reasonable total value and aligned with long-term stockholder interests, and reviewing and approving incentive compensation plans and equity-based plans and administering and making awards under such plans. The Compensation Committee also has the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors, including consultants. It also may delegate its authority to subcommittees, if and when formed, and, in the case of individuals who are not directors or executive officers of the Company, the Compensation Committee may delegate authority to senior management to administer and make awards under the Company’s incentive compensation plans and equity-based plans as in effect and adopted from time to time by the Board, subject to any applicable limitations under applicable law. The Charter of the Compensation Committee is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.

Environmental, Health & Safety Committee. The Environmental, Health & Safety Committee (formerly the Environmental Oversight Committee) oversees the Company’s compliance with applicable environmental, safety and health standards, statutes and regulations, as well as oversight of the Company’s environmental remediation project in Henderson, Nevada.

Finance Committee. The Finance Committee oversees special finance related transactions on an as needed basis as determined by the Board.

Retirement Benefits Committee. The Retirement Benefits Committee administers the Company’s defined benefit pension plans, the supplemental executive retirement plan and the 401(k) plans, and oversees the performance of the managers of pension plan assets.

DIRECTOR COMPENSATION DETERMINATIONS AND CONSIDERATIONS

Non-employee directors’ compensation generally is determined and awarded by the Board. The Compensation Committee of the Board is responsible for, among other things, reviewing, evaluating and designing a director compensation package of a reasonable total value, typically based on comparisons with similar firms, and aligned with long-term interests of the stockholders of the Company, and reviewing director compensation levels and practices and recommending to the Board, from time to time, changes in such compensation levels and practices. These matters also include making equity awards to non-employee directors from time to time under the Company’s equity-based plans. As part of these responsibilities, the Compensation Committee may request that management of the Company provide it and the Board with recommendations on non-employee director compensation and/or common director compensation practices, although the Compensation Committee retains its ultimate authority to make recommendations to the Board and, in the case of equity awards, take compensatory actions.

Further, the Compensation Committee periodically reviews benchmarking assessments and other factors in order to assess the level of compensation to non-employee directors, in part as a basis, as and when required, for attracting qualified candidates for future Board service and for reinforcing our practice of encouraging stock ownership by our directors.

During Fiscal 2011, no changes to existing cash compensation levels for non-employee directors were recommended by the Compensation Committee or approved by the Board. In addition, while equity awards are generally made during the first quarter of a fiscal year, in Fiscal 2011 there were a limited number of shares available, during much of the first half of the fiscal year, pursuant to which grants could be made under the Company’s 2008 Stock Incentive Plan. While the Company’s stockholders approved, at the annual meeting of stockholders held in March 2011, the amendment and restatement of the 2008 Stock Incentive Plan to, among other things, increase the maximum total number of shares of the Company’s common stock issuable under such plan, no equity awards to non-employee directors were made by the Compensation Committee or the Board during the remainder of Fiscal 2011.

Our directors who are also employees of the Company or its subsidiaries do not receive any additional compensation for their service as directors. Consequently, for Fiscal 2011, Dr. Carleone received no compensation for his service on the Board. For information regarding the compensation of Dr. Carleone, see “Executive Compensation” below.

DIRECTOR COMPENSATION (FISCAL 2011)

The non-employee directors are compensated primarily in cash by way of annual retainer fees (payable in quarterly installments), fees for meeting attendance or the performance of similar services in the individuals’ capacities as directors or members of Board committees, and additional fees for individuals serving as a committee chairman. Furthermore, to the extent the Company has a non-executive Chairman of the Board of Directors, such individual receives an additional annual retainer for services in such role. Additionally, non-employee directors may receive stock options, restricted stock, restricted stock units or stock appreciation rights, to enable them to build a meaningful equity position in the Company and align their interests with our stockholders’ interests. Board members are reimbursed for expenses incurred in attending Board and committee meetings, for performing other services for the Company in their capacities as directors or members of Board committees and for attending other Company-related events, including travel, hotel accommodations, meals and other incidental expenses for the director in connection with such events. Particular non-employee director(s) may be requested by the Chairman of the Board to provide additional services to the Board, in each case solely in each such director’s capacity as a member of the Board, for which such director receives a per diem fee for providing such services equal in amount to the standard fee received by a director for attendance, in person or by telephone, at a meeting of the Board (currently $1,100 per meeting attended). Some of our non-employee directors may provide, and certain non-employee directors have provided in the past, limited consultation services to the Company in addition to their regular Board-related duties. The fees for Fiscal 2011 were:

Annual Retainers:
Non-Employee Director	$30,000
Non-Executive Chairman	$100,000
Audit Committee Chairman	$8,000
Compensation Committee Chairman	$3,000
Corporate Governance Committee Chairman	$5,000
Environmental, Health & Safety Committee Chairman	$1,000
Retirement Benefits Committee Chairman	$1,000
Finance Committee Chairman	$500

Meeting Fees: (1)
Board Meeting	$1,100
Committee Meeting	$800

(1)	For each meeting attended in person or by telephone, or for the performance of similar services in such individual’s capacity as a director.

The following table provides compensation information for Fiscal 2011 for each non-employee member of our Board.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Barbara Smith Campbell	$48,700	N/A	N/A	N/A	N/A	--	$48,700
Fred D. Gibson, Jr.	$40,900	N/A	N/A	N/A	N/A	--	$40,900
John R. Gibson (2)	$139,300	N/A	N/A	N/A	N/A		$139,300
Jan H. Loeb	$46,700	N/A	N/A	N/A	N/A	--	$46,700
Berlyn D. Miller	$50,700	N/A	N/A	N/A	N/A	$26,100 (3)	$76,800
William F. Readdy	$40,900	N/A	N/A	N/A	N/A	$120,000 (4)	$160,900
C. Keith Rooker, Esq.	$45,900	N/A	N/A	N/A	N/A	--	$45,900
Charlotte E. Sibley	$30,100	N/A	N/A	N/A	N/A	--	$30,100
Bart Weiner	$30,100	N/A	N/A	N/A	N/A	--	$30,100
Dean M. Willard	$52,600	N/A	N/A	N/A	N/A	--	$52,600
Jane L. Williams	$51,000	N/A	N/A	N/A	N/A	--	$51,000

(1)

Non-employee directors are also reimbursed for expenses incurred in attending Board and committee meetings, for performing other services for the Company in their capacities as directors or members of Board committees and for attending other Company related events, including travel, hotel accommodations, meals and other incidental expenses for the director in connection with such events. Non-employee directors were not paid their meeting attendance fee for one Board meeting held in November 2010.

(2)

It is the Company’s policy to present retiring employees with a gift in recognition of their contributions and dedication to the Company. The type and value of gifts awarded varies depending upon a variety of factors, including years of service to the Company, and is determined by the Human Resources Department and senior management. Mr. Gibson retired as Chief Executive Officer of the Company as of December 31, 2009, and was subsequently presented in April 2010 with a retirement trip valued at $15,378.

(3)

Mr. Miller received $1,100 in Fiscal 2011 for additional services to the Board, solely in Mr. Miller’s capacity as a member of the Board, for his attendance at meetings of a research and development roundtable that discusses the Company’s products and related markets. In accordance with the Board’s policy, the payments to Mr. Miller are calculated based on the number of days that he attends such roundtable meetings multiplied by a per diem fee equal in amount to the standard fee received by a director for attendance, in person or by telephone, at a meeting of the Board. Additionally, Mr. Miller provided consulting services to the Company in the second half of Fiscal 2011 with respect to the Company’s environmental remediation project in Henderson, Nevada, for which he was paid $25,000 in October 2011 for such services rendered during Fiscal 2011. Mr. Miller will continue to provide such consultation services to the Company for our environmental remediation project on an “as-requested” basis during Fiscal 2012, at a rate of $5,000 per month for each month services are in fact provided.

(4)

The Company entered into a Consulting Agreement, dated November 14, 2009, with Discovery Partners International LLC, the Managing Partner of which is Mr. Readdy, for as-needed and as requested consulting services through November 14, 2011 pursuant to which the Company agreed to pay Discovery Partners International LLC $2,500 per day, plus reimbursement for all reasonable expenses, for each full day of consulting service to or for the Company, provided, that in no event shall the Company be obligated to, or otherwise pay, aggregate compensation in any fiscal year of the Company equal to or in excess of $120,000 under such Consulting Agreement without the Company’s express prior written approval to provide such service in excess of such amount. During Fiscal 2011, the Company provided such written approval for services totaling $120,000.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL NO. 1.

In the event any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by our Board to fill the vacancy. Proxies received will be voted “FOR” the nominees named above, unless marked to the contrary. Proxies may not be voted for a greater number of persons than the number of nominees named.

VOTE REQUIRED

The election of directors requires that each director receive a majority of the votes cast by those present in person or represented by proxy with respect to that director at the Annual Meeting. This means that the number of shares of stock voted “FOR” a director must exceed the number of votes cast “WITHELD” for that director. Our stockholders may not cumulate votes in the election of directors. In the event a director who is running for election at the Annual Meeting does not receive the requisite amount of votes to be elected at such meeting, the incumbent director shall remain in office until the next annual meeting of stockholders. Prior to the next annual meeting of stockholders, the Corporate Governance Committee will make recommendations to the Board for nominees to fill any previously unelected and/or open seats, which will then stand for election, along with the Class A directors then standing for election.

PROPOSAL NO. 2 – ANNUAL ADVISORY VOTE

ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the rules promulgated thereunder by the SEC enable stockholders of certain companies to vote to approve, on an advisory (nonbinding) basis, the compensation of named executive officers for certain public companies. Although the Company is not obligated to provide such an advisory vote to our stockholders until our annual meeting of stockholders in 2013, we elected to provide such an advisory vote at our 2011 annual meeting of stockholders, and received greater than 86% support of the votes cast by our stockholders. At the 2011 annual meeting of stockholders, we also provided our stockholders with an advisory vote on the frequency that they desired to have an advisory vote on executive compensation. In light of the results of the stockholder vote on the frequency of an advisory vote on executive compensation, the Company determined, as reported in the Company’s Form 8-K filed with the SEC in March 2011, that its policy would be to include an annual advisory vote of the stockholders on executive compensation in the Company’s proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives. The Company is not required pursuant to Section 14A of the Exchange Act to provide such annual advisory vote on executive compensation, but the Company has chosen, nonetheless, to do so at the Annual Meeting and intends to do so again at the 2013 annual meeting of stockholders.

As described in detail below under “Named Executive Officer Compensation Determinations and Considerations”, “Compensation Philosophy and Objectives”, and in the Summary Compensation Table under “Summary Compensation (Fiscal 2011)” and accompanying footnotes, our executive compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success. Accordingly, our named executive officers are rewarded to the extent of achievement of specific annual goals as well as for the realization of increased long-term stockholder value. Please read the sections “Named Executive Officer Compensation Determinations and Considerations” and “Compensation Philosophy and Objectives”, and please review the Summary Compensation Table under “Summary Compensation (Fiscal 2011)” and the accompanying footnotes, for additional details about our executive compensation program.

In addition, over the past several years the Company has faced, as other companies have, continued global economic instability and the Company has, accordingly, had to address the resulting impact on the Company’s business. The Compensation Committee believes that it has taken a responsible approach to executive compensation that allows the Company to retain its executive talent while remaining committed to our core compensation philosophy of paying for performance while aligning executive compensation with stockholder interests. In particular, the Compensation Committee:

•	made no changes to the base salaries of our named executive officers during Fiscal 2011;

•	as a result of the limited number of shares available for issuance under the 2008 Stock Incentive Plan during the first quarter of Fiscal 2011, recommended the submission of the Amended and

Restated 2008 Stock Incentive Plan (the “2008 Plan”) to the stockholders of the Company, which 2008 Plan was subsequently approved by the stockholders and, accordingly, increased the maximum total number of shares of the Company’s common stock available for issuance under the 2008 Plan and the maximum total number of shares of the Company’s common stock issuable pursuant to awards of restricted stock and restricted stock units, although the Compensation Committee determined to make no new awards during Fiscal 2011; and

•

in recognition of the Company’s overall financial performance in Fiscal 2011, approved, in accordance with the terms of the American Pacific Corporation Incentive Compensation Plan, our named executive officers’ receipt of their targeted level of annual incentive cash compensation for Fiscal 2011 (which compensation was at risk and dependent upon the Company’s overall financial performance).

Based on the foregoing, and recognizing the existing equity holdings of the Company’s named executive officers, the Compensation Committee believes that its treatment of named executive officer compensation for Fiscal 2011 continues to be in line with the long-term interests and prospects of the Company and the Compensation Committee believes that the Company’s named executive officers continue to see value in tying their compensation to achieving the reasonable performance goals established by the Compensation Committee.

The Board believes the Company’s executive compensation program is well tailored to retain key executives while recognizing and continuing to align it with stockholder interests.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, program and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion pursuant thereto.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC SET FORTH IN THIS PROPOSAL NO. 2.

VOTE REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the proposal.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are appropriate to address those concerns.

EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS

The following table sets forth the name, age (as of January 17, 2012) and position of our named executive officers (the “NEOs”) for Fiscal 2011.

Name	Age	Position
Joseph Carleone, Ph.D.	65	President & Chief Executive Officer
Dana M. Kelley	48	Vice President, Chief Financial Officer & Treasurer
Linda G. Ferguson	69	Vice President – Administration & Secretary

The information provided below is biographical information about each NEO, excluding Dr. Carleone. For information concerning Dr. Carleone, see “Class C Directors,” above.

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Dana M. Kelley was appointed Vice President, Chief Financial Officer and Treasurer of the Company, effective as of October 1, 2006. Ms. Kelley was the acting Chief Financial Officer from March 2006 through September 2006, and Director of Finance from February 2006 through March 2006. Ms. Kelley performed financial consulting for the Company from July 2005 until February 2006. Ms. Kelley was employed by Shuffle Master, Inc., a global gaming supplier, as Vice President of Finance and Corporate Controller from May 2002 through April 2005; UNOVA, Inc. as Corporate Controller from September 1999 through April 2002; and Deloitte & Touche LLP from September 1991 through September 1999, where she attained the position of Audit Senior Manager. Ms. Kelley also currently serves as Chief Financial Officer and Treasurer of Ampac-ISP Corp. and American Pacific Corporation (a Nevada corporation), Treasurer of American Azide Corporation and Ampac Farms, Inc., director of Ampac Fine Chemicals LLC, director of AMPAC Fine Chemicals Texas, LLC and manager of Energetic Additives Inc., LLC, each of which is a direct or indirect wholly-owned subsidiary of the Company.

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Linda G. Ferguson has served as the Company’s Vice President-Administration since 1997 and Secretary since May 2005. Additionally, she was Assistant Corporate Secretary from 1997 until 2005. Ms. Ferguson also currently serves as Secretary of each of the Company’s direct and indirect wholly-owned subsidiaries, other than Energetic Additives Inc., LLC. Ms. Ferguson has been employed by the Company since 1985 and served as the Vice President, Human Resources and Secretary for Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1994, and as Assistant Secretary of that subsidiary from 1995 until 1997. Prior to joining the Company, Ms. Ferguson was employed as a business management teacher in secondary schools and colleges in Colorado and Nevada. Ms. Ferguson is the sister of directors John R. Gibson and Fred D. Gibson, Jr.

In addition to the above NEOs, the Company has two other executive officers. The information provided below is biographical information about such officers, including age as of January 17, 2012.

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Robert Huebner, age 58, has been the Company’s Vice President-Ampac ISP since October 1, 2004. Ampac-ISP Corp. was formerly the liquid propulsion division of Atlantic Research Corporation, a subsidiary of Aerojet-General Corporation, a space and defense contractor specializing in missile and space propulsion, and defense and armaments, where Mr. Huebner served as Vice President from October 2003 through September 2004. Mr. Huebner also served in the capacity of Managing Director (1999-2001), Director of Program Management (2001-2002), and Vice President (2002-2003) for Atlantic Research Corporation, when it was a subsidiary of Sequa Corporation. Mr. Huebner also currently serves as a director of Ampac ISP UK Westcott Limited, Ampac ISP Holdings Limited, Ampac ISP UK Cheltenham Limited and Ampac ISP Dublin Limited, each of which is an indirect wholly-owned subsidiary of the Company.

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Aslam Malik, Ph.D., age 52, has served as the President of the Company’s wholly-owned subsidiary, Ampac Fine Chemicals LLC, since December 2005. Dr. Malik also currently serves as President of AMPAC Fine Chemicals Texas, LLC, a wholly-owned subsidiary of the Company. From 2003 to November 2005, Dr. Malik served as Vice President of Technology and Business Development of

Aerojet Fine Chemicals LLC, a business unit of GenCorp Inc., and Vice President of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate segment. From August 2000 through July 2003, Dr. Malik served as a Director of Research and Development of Aerojet Fine Chemicals LLC.

In accordance with our Amended and Restated By-laws, each executive officer is chosen by the Board and holds office until the first meeting of the Board after the Company’s next annual meeting of stockholders and until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.

NAMED EXECUTIVE OFFICER COMPENSATION DETERMINATIONS AND CONSIDERATIONS

In accordance with its Charter, the Compensation Committee is responsible for, among other things, reviewing and evaluating the executive officer compensation program to align the interests of the executive officers with the business and financial goals of the Company, including, among other things: (i) evaluating the elements of the executive officer compensation program and recommending modifications within the elements and the program to the Board as necessary to be consistent with the applicable corporate goals and objectives and intended rewards; (ii) evaluating the performance of the Chief Executive Officer, and in consultation with the Chief Executive Officer, the performance of all other executive officers, in light of these goals and objectives, and the level of achievement of such corporate goals and objectives; and (iii) approving and/or recommending to the Board for approval, by a majority of independent directors, the compensation package for all executive officers of the Company.

In accordance with its Charter, the Compensation Committee, from time to time, solicits information and, as appropriate, recommendations from management of the Company with respect to executive officer compensation, although the ultimate determination and any recommendations to the Board remain with the Compensation Committee.

In the case of the executive officers, the Compensation Committee follows the following process for the consideration and determination of executive compensation.

Advisory Vote on Executive Compensation. The Compensation Committee considers the outcome of the annual advisory vote on executive compensation and determines if any actions may be appropriate to address relevant stockholder concerns. At our 2011 annual meeting of stockholders, we received greater than 86% support of the votes cast by our stockholders for the advisory vote on executive compensation. Accordingly, given this strong support, no revisions were made to address stockholder concerns.

Compensation Considerations. The Compensation Committee considers, with respect to each of the Company’s executive officers, the total compensation that may be awarded, including base salary, annual incentive compensation, long-term incentive compensation, and other benefits, such as perquisites and other personal benefits, available to each executive officer or that may be received by such executive officer under certain circumstances, including compensation payable upon termination of the executive officer under an employment agreement or severance agreement (if applicable). The Compensation Committee also considers the accounting, tax and other effects, if any, of each such element of compensation to each executive officer. The Compensation Committee recognizes that its overall goal is to award compensation that is reasonable when all elements of potential compensation are considered. To assist the Compensation Committee in its review of executive compensation, the Company’s Human Resources Department, under the direction of management, annually provides to the Compensation Committee compensation data compiled from a pre-determined “peer group” of companies.

Using data from the applicable peer groups of companies, the Compensation Committee assesses the compensation practices of each of the peer companies, including components of compensation, and compensation levels within each component. This data is then compared to the total compensation and individual elements of the Company’s compensation, as applicable, for the executive officers in order to provide a starting point for assessing and determining the Company’s compensation program, as applicable, for such executive officers. The peer group comparative compensation information is only one of a number of factors used in setting executive officer compensation.

The Compensation Committee retains considerable discretion to structure and adjust compensation with respect to both individual executive officers and the executive officers as a group. It does not follow a formulaic approach toward setting compensation or comparing executive officers’ compensation to executive officers within the applicable peer group of companies. Further, the Compensation Committee generally believes that it is very difficult, given the unique nature, business segments and overall operation and structure of the Company, to use a formula to reflect all of the factors that should be taken into account in setting compensation of the executive officers. Consequently, the Compensation Committee does not aim to set target compensation levels at a particular percentile of compensation of the Company’s peer group of companies, but rather seeks to use peer group data as a foundation on which to build a better understanding of pay practices and current trends and, ultimately, to establish a compensation program that is competitive.

Base Salary. Each executive officer’s base salary is typically reviewed annually as part of the Company’s performance evaluation process as well as upon a promotion or other change in job responsibility. The Compensation Committee reviews base salary compensation levels for all executive officers by assessing (i) the current rate of compensation then being paid by the Company to each executive officer, (ii) the compensation levels and salary trends for comparable positions within the applicable peer group of companies, (iii) the executive officer’s qualifications and experience level, (iv) each executive officer’s past performance and contribution to the Company, (v) future performance expectations, and (vi) management’s recommendations with respect to executive officers other than the Chief Executive Officer. In addition, as an overall factor in approving base salaries, the Compensation Committee considers the Company’s continuing focus on general cost containment and the general business and economic environment with respect to the Company and businesses generally, including the Company’s current and anticipated financial results. The relative weight given to each of these factors varies with each individual as the Compensation Committee deems appropriate.

Annual Incentive Compensation. The Company’s compensation program includes annual incentive compensation, in particular the potential for annual cash compensation which is at risk and dependent upon financial or other performance targets (the “Annual Incentive Compensation”). Such Annual Incentive Compensation is generally made in accordance with the American Pacific Corporation Incentive Compensation Plan (the “Incentive Plan”), which was adopted by the Board in March 2008.

The purpose of the Incentive Plan is to provide an incentive for executive officers and certain other employees of the Company and its divisions and subsidiaries to meet or surpass the financial and performance goals of the Company for a particular fiscal year, including to (i) increase profitability of the Company, (ii) support achievement of the Company’s annual business plan, (iii) help ensure a competitive compensation program vis-à-vis other companies, (iv) provide an essential and meaningful pay-for-performance element within the Company’s compensation program, and (v) achieve the highest level of performance to further the Company’s goals, objectives, and strategies.

Under the terms of the Incentive Plan, the Compensation Committee selects the executive officers who shall participate in the Incentive Plan with respect to the particular fiscal year. In addition, under the terms of the Incentive Plan, either the Compensation Committee or the Board determines the financial targets of the Company, the achievement of which shall result in the payment of Annual Incentive Compensation to an executive officer. Typically, the financial targets are set so that the minimum target is at a level consistent with the goals set forth in the Company’s annual business plan and take into account various factors, including overall current and projected financial results of the Company and broader goals of the Company, such as the Company’s strategic plan, internal performance goals, cost-containment goals and other goals as reflected in the annual business plan. Additional financial targets are established in excess of the goals set forth in the Company’s annual business plan, and are designed as stretch goals to encourage optimal performance by our executive officers. The Compensation Committee must subsequently approve any actual payment of Annual Incentive Compensation to an executive officer. Moreover, any payment of such Annual Incentive Compensation may only be made following the completion of audited financial statements for the Company for the fiscal year to which the Annual Incentive Compensation relates. The Compensation Committee retains authority and discretion to determine whether the financial effects of unique or infrequent activities of the Company are to be included in the Company’s financial results for the purposes of measuring achievement of financial targets and the Compensation Committee also retains authority and discretion to reduce or eliminate any Annual Incentive Compensation otherwise payable pursuant to the terms of the Incentive Plan in such manner as it may determine in any particular fiscal year. Further, the Compensation Committee may consult with the Board or management or may seek ratification by the Board (excluding the Chief Executive Officer) with respect to actions in connection with the Incentive Plan.

Long-term Incentives. Generally, equity awards are designed to advance the long term interests of the Company by (i) attracting and retaining executive officers, (ii) aligning the long term interests of executive officers with those of the Company’s stockholders, (iii) further encouraging the sense of proprietorship in the Company by providing executive officers an opportunity to build a meaningful equity position in the Company and (iv) stimulating an active interest of executive officers in the development and financial success of the Company by providing them with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business, thereby increasing stockholder value.

The Compensation Committee typically determines equity grants under the 2008 Plan during the first quarter of a fiscal year, in particular to align such awards with the Company’s newly adopted business plan for the fiscal year and to maximize the incentivizing effect on recipients to promote the long-term success of the Company’s business over the remainder of the then current fiscal year and through subsequent fiscal years during which any such equity awards are vesting. Additionally, equity awards may be granted to executive officers from time to time at the discretion of the Compensation Committee, such as in connection with a promotion or increase in job responsibilities. The amount, frequency and terms of awards under the 2008 Plan may vary based on competitive practices, our operating results, government regulations and availability of authorized shares under the 2008 Plan and other business and economic factors.

The size and type(s) of equity awards under the 2008 Plan are determined by the Compensation Committee, based, in the case of executive officers other than the Chief Executive Officer, upon recommendations from the Chief Executive Officer to the Compensation Committee. The size of equity awards are set at levels that are intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and success with the Company. The type(s) of equity awards, and mix of different forms of equity awards (as applicable), such as the mix of stock options and restricted stock, may be based on various factors, including general trends in the marketplace, including (in some cases) equity award trends among the Company’s applicable peer group of companies. The relevant weight given to each of these factors varies from individual to individual.

Other Benefits. The Company provides certain executive officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and/or retain superior employees for key positions, align our compensation program with competitive practices of other companies, and to aid executive officers in their execution of Company business. Perquisites and other benefits represent a small part of the Company’s overall compensation package. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers.

Compensation Determinations. Compensation for the Chief Executive Officer is reviewed, evaluated and approved by the Compensation Committee without the presence or participation of the Chief Executive Officer. The Compensation Committee’s decision with respect to awards of, or changes in, compensation to be paid to the Chief Executive Officer may, in certain cases, also be submitted to the Board (excluding the Chief Executive Officer) for additional approval and ratification.

With regard to the compensation paid to executive officers other than the Chief Executive Officer, management may assist the Compensation Committee by, among other things: evaluating employee performance; recommending business performance targets and objectives; and recommending salary levels and equity awards (as and if applicable). The Chief Executive Officer and Vice President–Administration are called upon, from time to time, by the Compensation Committee to participate in committee meetings at the Compensation Committee’s request, and may provide, as and to the extent requested, among other things: background information regarding the Company’s strategic objectives; the Chief Executive Officer’s evaluation of the performance of the other executive officers, and the Chief Executive Officer’s compensation recommendations as to each of the other executive officers, including with respect to base salary adjustments (if any), short and long-term incentives (as applicable) and other benefits. While the Compensation Committee may review and consider recommendations of the Chief

Executive Officer, the Compensation Committee takes such action regarding compensation as it deems appropriate, which may include concurring with the Chief Executive Officer’s recommendations, or proposing adjustments to such recommendations, prior to the Compensation Committee giving its approval to such executive officers’ compensation. The Compensation Committee’s compensation determinations with respect to awards of, or changes in, compensation for each executive officer may, in certain cases, also be submitted to the Board (excluding the Chief Executive Officer) for approval and ratification.

During Fiscal 2011, neither the Compensation Committee nor management of the Company, nor the Company generally, engaged a compensation consultant in connection with the determination or recommendation of any amount or form of executive or director compensation.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation philosophy seeks to align the individual interests of the NEOs with the business and financial goals and performance of the Company by rewarding executive officer performance that reaches or exceeds established goals, with the ultimate objective of improving stockholder value. Toward that end, the Company’s executive compensation is designed to: (1) attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company; (2) promote a performance-oriented environment that encourages both Company and individual achievement; (3) reward executive officers for long-term strategic management and the enhancement of stockholder value; and (4) provide levels of total compensation that are competitive with those provided by other companies with which the Company may compete for executive talent.

To meet these designs, while also recognizing the limited availability of authorized equity under our 2008 Stock Incentive Plan during much of the first half of Fiscal 2011, as well as continued global economic instability and the resulting impact on the Company’s business, our Fiscal 2011 compensation program relied principally on base salary and annual incentive compensation, while recognizing the continued vesting of prior years’ equity awards. The Compensation Committee believes this approach rewarded each NEOs individual contribution to the Company, as well as the NEO’s impact and involvement in the Company’s present and future performance, by combining available, appropriate earned and at risk compensation elements that encouraged and rewarded individual and Company performance and fostered, given the Company’s particular circumstances, overall increases in stockholder value. In particular, this structure:

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maintained unchanged base salaries for NEOs during Fiscal 2011, providing NEOs with a consistent earned annual income, in the case of Dr. Carleone, in the amount of $500,000, in the case of Ms. Kelley, in the amount of $250,000, and in the case of Ms. Ferguson, in the amount of $230,000;

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tied Annual Incentive Compensation to NEOs reaching or surpassing the Company’s financial objectives for the fiscal year. In particular, the Fiscal 2011 compensation program established rewards for NEOs to achieve or exceed the Company’s Adjusted EBITDA objectives, which the Company believes are significant indicators of the Company’s overall performance; and

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recognized that the majority of the value of prior equity awards was tied to the achievement of the overall, long-term success of the Company. Given their multi-year vesting periods, the Company’s equity awards in prior years will provide the greatest value and, in the case of stock options, a positive return to a NEO if the market price of the shares appreciates over the award term and only if the NEO remains employed by the Company through the vesting period.

SUMMARY COMPENSATION (FISCAL 2011)

The following table includes information concerning compensation for the fiscal year ended September 30, 2011, in reference to the NEOs, which includes required disclosure related to the Chief Executive Officer and the two other most highly compensated executive officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (1) ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation (2) ($)	Total ($)

Joseph Carleone, Ph.D. President & Chief Executive Officer	2011 2010	$500,000 $446,476	-- --	-- $50,050	-- $36,225	$500,000 --	-- --	$20,121 $19,827	$1,020,121 $552,578

Dana M. Kelley Vice President, Chief Financial Officer & Treasurer	2011 2010	$250,000 $223,825	-- --	-- $35,750	-- $36,225	$125,000 --	-- --	$17,179 $17,121	$392,179 $312,921

Linda G. Ferguson Vice President – Administration & Secretary	2011 2010	$230,000 $217,158	-- --	-- $35,750	-- $36,225	$115,000 --	-- --	$20,293 $19,323	$365,293 $308,456

(1)

As in prior fiscal years, our Fiscal 2011 compensation program included the opportunity for Annual Incentive Compensation. For Fiscal 2011 such Annual Incentive Compensation was earned in accordance with the Incentive Plan, which was adopted by the Board in March 2008. For Fiscal 2011, Incentive Plan performance targets and potential incentive compensation amounts for the NEOs were approved by the Compensation Committee in September 2010. The performance targets for the NEOs consisted of “minimum,” “middle” and “target” levels of consolidated Adjusted EBITDA to be achieved by the Company (the “Performance Targets”). Adjusted EBITDA is defined as net income (loss) before income tax expense (benefit), interest expense, debt repayment charges, depreciation and amortization, share-based compensation and environmental remediation charges. If an applicable level of the Performance Targets was met, the NEOs would be eligible to receive Annual Incentive Compensation under the Incentive Plan. The minimum level of the Performance Targets was established to support achievement of the Company’s projected Fiscal 2011 consolidated Adjusted EBITDA as set forth in the Company’s annual business plan. The middle level and target level of the Performance Targets were established as stretch targets to encourage optimal performance by each NEO. The Compensation Committee believed that the minimum level of the Performance Targets was reasonable to achieve and provided sufficient incentive for superior performance by the NEOs. The Compensation Committee further believed that the middle level and target level were achievable if the NEOs, individually and collectively, promoted lean manufacturing where applicable, broadened the scope of customers with expanded business development efforts, aggressively managed strategic research and development projects, instituted and maintained cost reductions and, as a result, increased value for our stockholders.

The Fiscal 2011 potential Annual Incentive Compensation amounts were established for the NEOs as follows:

Fiscal 2011 Potential Annual Incentive Compensation
Name	Annual Base Salary as of October 1, 2010	Annual Incentive Compensation as a % of Annual Base Salary	Annual Incentive Compensation Earned if Minimum Level Achieved (50%)	Annual Incentive Compensation Earned if Middle Level Achieved (75%)	Annual Incentive Compensation Earned if Target Level Achieved (100%)
Joseph Carleone, Ph.D.	$500,000	100%	$250,000	$375,000	$500,000
Dana M. Kelley	$250,000	50%	$62,500	$93,750	$125,000
Linda G. Ferguson	$230,000	50%	$57,500	$86,250	$115,000

The potential Annual Incentive Compensation was determined for each NEO to correlate with the number of areas of responsibility under their control that could ultimately be affected by their individual performance. If the

Company did not achieve the minimum level of the Performance Targets, then no Annual Incentive Compensation would be paid under the Incentive Plan. During Fiscal 2011 the target level of the Performance Targets was achieved and, accordingly, target level Annual Incentive Compensation was awarded to the NEOs by the Compensation Committee.

(2)	See detail for All Other Compensation below.

All Other Compensation
	Auto Allowance	Imputed Income for Group Term Life Insurance	Other
Joseph Carleone, Ph.D.	$16,800	$3,321	$0
Dana M. Kelley	$16,800	$379	$0
Linda G. Ferguson	$16,800	$2,743	$750 (a)

(a)

Cash awarded to Ms. Ferguson under the Company’s Employee Recognition Program for Years-of-Service, which program is applicable to employees of the Company generally, upon her achievement of 25 years of service.

RETIREMENT BENEFITS

The Company maintains three defined benefit pension plans which, except as discussed below, cover substantially all of its U.S. employees: the Amended and Restated American Pacific Corporation Defined Benefit Pension Plan, as amended to date (the “AMPAC Plan”), the Ampac Fine Chemicals LLC Pension Plan for Salaried Employees, as amended to date (the “AFC Salaried Plan”), and the Ampac Fine Chemicals LLC Pension Plan for Bargaining Unit Employees, as amended to date (the “AFC Bargaining Plan”). The AFC Salaried Plan and the AFC Bargaining Plan were established in connection with our acquisition of GenCorp Inc.’s fine chemicals business, through our wholly-owned subsidiary Ampac Fine Chemicals LLC (“AFC”) and include the assumed liabilities and assets for pension benefits to existing AFC employees at the acquisition date. Additionally, the Company maintains the American Pacific Corporation Supplemental Executive Retirement Plan (the “SERP”), as amended and restated, effective October 1, 2007, as well as the American Pacific Corporation 401(k) Plan (the “Ampac 401(k) Plan”) and the Ampac Fine Chemicals LLC Bargaining Unit 401(k) Plan (collectively, the “401(k) plans”). The defined benefit pension plans have historically been generally available to all U.S. employees of the Company, not including employees of Ampac-ISP Corp. who, instead, receive profit sharing contributions through the Ampac 401(k) Plan. The employees of AFC also receive Company matching contributions in the 401(k) plans, a practice with respect to such employees first begun prior to the Company’s acquisition of the Fine Chemicals segment and continued thereafter, and the U.S. employees of Ampac-ISP Corp. also receive Company matching contributions in the Ampac 401(k) Plan. In May 2010, the Board approved amendments to our defined benefit pension plans which effectively closed them to participation by any new employees. Retirement benefits for existing U.S. employees and retirees through June 30, 2010 were not affected by this change. Beginning July 1, 2010, new U.S. employees began participating solely in one of the Company’s 401(k) plans and receive Company matching contributions in lieu of participation in the pension plans. Our NEOs participate in the Ampac Plan, the Ampac 401(k) Plan and the SERP.

AMPAC Plan. Under the AMPAC Plan, eligible employees, including employees who are directors and executive officers, are entitled to receive a pension benefit based upon their years of service and their “Average Compensation.” The term “Average Compensation” is defined to be the average of the employee’s earnings, including base salary, bonuses and any other cash amounts, for the sixty consecutive months of employment during which the employee’s compensation was the highest, subject to applicable limitations provided by law. Effective January 1, 1994, the applicable limitation on compensation was $150,000 subject to adjustment for inflation in future years. Legislation that became effective on January 1, 2002 increased this $150,000 figure to $200,000, subject to adjustment for inflation in future years. During the calendar year 2011, the applicable limitation, adjusted for inflation, amounted to $245,000. The normal annual retirement benefit provided under the AMPAC Plan (if a participant retires at or after the later of achieving age 65 or five years after the participant commenced participation in the plan) is generally two percent of each employee’s Average Compensation, plus 0.65 percent of each employee’s Average Compensation in excess of the applicable covered compensation, for each year of service, up to 20 years. In lieu of his or her normal annual retirement benefit, a participant who has attained age 55 and has completed at least 10 years of eligible service may generally elect to receive a monthly benefit equal to his or her accrued benefit as of the retirement date, reduced by 0.25% for each calendar month or portion thereof that the participant’s early retirement date precedes his or her normal retirement date (i.e., the later of age 65 and 5 years of participation in the plan). If a plan participant retires due to disability the participant is entitled to receive a monthly disability retirement benefit commencing on the retirement date equal to his or her vested accrued benefit calculated as if the participant had continued employment through his or her normal retirement date and as if his or her compensation had remained constant through that date. Furthermore, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan, his or her beneficiary will generally be entitled to receive the participant’s benefit under the plan. The covered compensation is derived from the 1988 social security tables and varies depending upon each individual’s year of birth. The maximum benefit under the AMPAC Plan is limited to the lesser of 100 percent of the Average Compensation or the sum of $90,000, as adjusted for inflation from 1988. Legislation that became effective on January 1, 2002 increased this $90,000 figure to $160,000, subject to adjustment for inflation in future years. During calendar year 2011, the $160,000 figure, adjusted for inflation, amounted to $195,000. Eligible employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiaries, and are fully vested after seven years of service with the Company and its subsidiaries. Unless the participant elects an alternative form of payment pursuant to the terms of the plan (e.g., as a qualified joint and survivor annuity, specified period certain and life annuity or single sum distribution), benefits payable under the plan are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. A participant who separates from service or retires with a vested accrued benefit under the plan is paid an immediate or deferred monthly annuity or the actuarial equivalent of that benefit in a single sum, if the actuarial equivalent of the participant’s benefit does not exceed $10,000, subject to certain limitations, and such payment is in lieu of any other benefits otherwise payable under the plan. Each of the NEOs participates in the AMPAC Plan.

SERP. The SERP is a non-qualified benefit plan adopted by the Board in order to provide certain executives with total pension benefits that are determined without regard to the dollar limitations that apply under the Internal Revenue Code of 1986, as amended, to benefits provided under tax-qualified plans, such as the AMPAC Plan. For tax-qualified plans, the Internal Revenue Code of 1986, as amended, limits the amount of a participant’s compensation that may be taken into account in calculating a participant’s benefit, and also limits the amount of the overall pension benefit that can be paid to the participant. The Board adopted the SERP in part because it believes that it is appropriate to provide a total pension benefit (the benefit derived from the AMPAC Plan plus the SERP) to certain executive officers that is determined based on each executive officer’s total compensation and service with the Company without regard to the Internal Revenue Code limitations that apply under the AMPAC Plan. Therefore, the SERP is designed to provide a participant with a benefit that is not subject to the tax-qualified plan dollar limitations, although it is reduced by the benefit provided to that participant under the AMPAC Plan. The Board also adopted the SERP as an additional means to attract and retain employees and to provide a competitive level of pension benefits.

The annual retirement benefit provided under the SERP at normal retirement age (i.e., the later of age 65 and 5 years of participation in the plan) for the NEOs who participated in the plan as of September 30, 2011 is 5% of Final Average Compensation times years of service with the Company, up to a maximum of 15 years of service, reduced by the participant’s benefit under the AMPAC Plan. The SERP generally defines “Final Average Compensation” as the average of the employee’s wages, salary and bonuses, for the three consecutive years of employment during which the employee’s compensation was the highest. A participant becomes fully vested in the SERP benefit upon attainment of the age of 55 and 5 years of service. Unless the participant elects an alternative form of payment pursuant to the terms of the SERP (e.g., as a qualified joint and survivor annuity or a specified period certain and life annuity), benefits payable under the SERP are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. Each of the NEOs participates in the SERP.

EMPLOYMENT, CHANGE-OF-CONTROL AND SEVERANCE AGREEMENTS

Our Company’s Amended and Restated 2001 Stock Option Plan (the “2001 Plan”) and 2008 Plan, in which our NEOs participate, have change in control provisions, and awards under the 2008 Plan to date have included provisions for accelerated vesting upon normal retirement. Our SERP, in which our NEOs participate, has change of control provisions and our AMPAC Plan, in which our NEOs also participate, provides for payments under certain circumstances in connection with early or normal retirement as well as in connection with certain other terminations. Each of our NEOs is also subject to an agreement that provides compensation or continuation of benefits as a result of certain identified triggering events.

The following disclosure is provided as though the assumed triggering event occurred on September 30, 2011, which was the last business day of Fiscal 2011. Amounts reflected herein do not reflect tax withholding and similar tax obligations that would apply to any such payments, and do not reflect amounts that would have been due and owing to the individual as of the applicable date due to services rendered through such date.

2001 Plan. All options granted to the NEOs under the 2001 Plan were fully vested prior to the end of Fiscal 2011, and, consequently, none of such awards would be affected by the change of control provision under the plan. However, the 2001 Plan does provide that the administrator of the 2001 Plan, which is currently the Compensation Committee, may determine that, upon the occurrence of a change in control of the Company, each outstanding option shall terminate within a specified number of days after notice to the optionee thereunder, and each such optionee shall receive, with respect to each share of stock subject to such option, an amount in cash equal to the excess of the fair market value of such shares immediately prior to such change in control over the exercise price per share of such option.

2008 Plan. All options and restricted stock granted to the NEOs under the 2008 Plan are not currently subject to accelerated vesting upon a “Corporate Transaction” or “Change in Control,” each as defined in the 2008 Plan. However, pursuant to the terms of the 2008 Plan, the Board or Compensation Committee, as the current administrator of the 2008 Plan, has the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an award or any time while an award under the 2008 Plan remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2008 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Board or Compensation Committee may specify, provided that such vesting or such release, as applicable, shall be conditional on an actual Corporate Transaction or Change in Control occurring. For purposes of the 2008 Plan, a “Corporate Transaction” is generally defined as (i) an acquisition of beneficial ownership of more than 50% of the total combined voting power of the Company by any individual or entity or related group of persons (excluding any such transaction that the administrator of the 2008 Plan determines will not be a Corporate Transaction), (ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company, (iii) a merger or consolidation in which the Company is not the surviving entity, (iv) a reverse merger in which the Company is the surviving entity and (a) the shares of the Company’s common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or (b) more than 40% of the Company’s total combined voting power is acquired by any individual or entity or related group of persons who are different from those who held such voting power immediately prior to such merger (excluding any such transaction that the administrator of the 2008 Plan determines will not be a Corporate Transaction), or (v) a complete liquidation or dissolution of the Company. Additionally, for purposes of the 2008 Plan, a “Change in Control” is generally defined as:

•

acquisition of beneficial ownership of more than 50% of the total combined voting power of the Company by any individual or entity or related group of persons pursuant to a tender or exchange offer which a majority of the Company’s Board members (who have served on the Company’s Board for at least twelve (12) months) do not recommend the Company’s stockholders accept, or

•

a change in the composition of the Company’s Board over a period of twelve (12) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either have been Board members continuously for a period of at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on the Company’s Board for at least twelve (12) months.

Awards under the 2008 Plan currently provide that, upon a recipient’s “Normal Retirement” (as defined below), all otherwise then unvested equity as of such date with respect to the award shall become immediately vested as of immediately prior to such recipient’s retirement from continuous service for such Normal Retirement. “Normal Retirement” is defined as retirement from continuous service to the Company or any subsidiary as an employee, director or consultant on or after the normal retirement date specified in the applicable pension plan of the Company or subsidiary or if no such pension plan, age 65. However, in the event that the recipient has a change of status from or to employee, director or consultant, but does not otherwise retire from all such positions with the Company and its subsidiaries, all otherwise then unvested equity continues to vest in accordance with the original vesting schedule. The following table shows the value to Dr. Carleone and Ms. Ferguson, both of whom are retirement-eligible, as of the end of Fiscal 2011, of unvested options and restricted stock where vesting would accelerate under the terms of a “Normal Retirement”.

Name	Unvested Options at 9/30/11	Exercise Price ($)	Value (1) ($)	Unvested Restricted Stock	Value (1) ($)	Total Value of Shares that May Accelerate Upon Normal Retirement
Joseph Carleone, Ph.D.	6,666 6,666	$11.25 $7.15	$0 $1,200	6,332	$46,413	$47,613

Linda G. Ferguson	3,333 6,666	$11.25 $7.15	$0 $1,200	4,666	$34,202	$35,402

(1)	Value based on the closing price of our common stock on September 30, 2011 which was $7.33 per share.

SERP. The SERP provides for early retirement benefits if the participant is at least 55 years of age and has completed at least 10 years of service and provides for normal retirement if the participant is at least 65 years of age and has completed at least 5 years of service. At September 30, 2011, Ms. Ferguson met the requirements of normal retirement in connection with the SERP, would have been entitled, were she to have retired or otherwise terminated her employment as of September 30, 2011, to annual benefits payable in the form of a single life annuity under the SERP of approximately $115,000 annually. At September 30, 2011, neither Dr. Carleone nor Ms. Kelley would have satisfied the early or normal retirement benefit requirements and, consequently, would not have received any annual benefits were they to have retired or otherwise terminated their employment as of September 30, 2011. In addition, the SERP provides for payments under certain circumstances in connection with a termination of employment pursuant to death. In particular, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan, and if the participant has a surviving spouse, the participant’s spouse will generally be entitled to a monthly benefit for life equal to approximately 50% of the vested benefit the participant would have received had the participant retired immediately before death. Neither Dr. Carleone nor Ms. Kelley was vested in the plan as of September 30, 2011, and in the case of Ms. Ferguson, the spousal death benefits terms were not otherwise applicable, and, consequently, none would have received any spousal benefits were they to have terminated their employment as a result of death as of September 30, 2011. Pursuant to the terms of the SERP, upon the occurrence of a “change of control” a plan participant is entitled to a retirement benefit equal to his accrued benefit under the plan determined at the date of the change of control. If the change of control occurs before the participant reaches his early retirement date under the plan, then the retirement benefit under the plan is generally equal to the participant’s vested accrued benefit under the plan reduced to the actuarial equivalent of the vested accrued benefit payable at the participant’s normal retirement date. For purposes of the SERP, a “change of control” generally means: (i) a merger or consolidation of the Company with or into any other entity (subject to certain exceptions); (ii) the sale of 50% or more of the voting stock of the Company; (iii) any individual or entity is or becomes the beneficial owner of more than 35% of the Company’s common stock; (iv) the sale of all or substantially all of the assets of the Company; (v) the dissolution of the Company; or (vi) a change in the identity of a majority of the members of the Company’s Board within any 12-month period, which changes are not recommended by the incumbent directors determined immediately prior to such changes. As of September 30, 2011, assuming that a change of control occurred on such date, the value of the payments under the SERP due to each participating NEO, which would be paid in the form of a single life annuity or other actuarially equivalent annuity form permitted under the plan as elected by the participant, would be the same amount as the present value of accumulated benefit for the SERP, as follows: for Dr. Carleone, $1,220,000; for Ms. Kelley, $285,000; and for Ms. Ferguson, $961,000.

AMPAC Plan. The AMPAC Plan provides for early retirement benefits if the participant is at least age 55 and has completed at least 10 years of eligible service. Additionally, normal annual retirement benefits are available under the AMPAC Plan if the participant is at least age 65 and has participated in the plan for at least 5 years. Accordingly, as of September 30, 2011, only Ms. Ferguson would have been entitled to payments upon a retirement as of such date and would have been entitled to her normal retirement benefit from the Company under the AMPAC Plan, the value of which would have been $1,295,000. In addition, the AMPAC Plan provides for payments under certain circumstances in connection with a termination of employment pursuant to disability or death. In particular, if a plan participant retires due to disability the participant is entitled to receive a monthly disability retirement benefit commencing on the retirement date equal to the participant’s vested accrued benefit calculated as if the participant had continued employment through his or her normal retirement date and as if the participant’s compensation had remained constant through that date. Such disability retirement benefit is generally paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. Furthermore, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan the participant’s beneficiary will generally be entitled to receive the participant’s benefit under the plan in the form of a monthly annuity equal to the actuarial equivalent of the accrued benefit. Accordingly, as of September 30, 2011, had any of the NEOs retired due to disability, they would each have been entitled to their respective vested accrued benefit under the AMPAC Plan, the value of which would have been the same as the present value of accumulated benefit for such individual, as follows: for Dr. Carleone, $334,000; for Ms. Kelley, $220,000; and for Ms. Ferguson, $1,295,000.

Joseph Carleone, Ph.D. entered into an employment agreement with the Company (the “Carleone Agreement”) on October 15, 2006, which was amended and restated on November 14, 2008 primarily to make technical amendments to the agreement to bring it into compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The Carleone Agreement provides that in the event Dr. Carleone’s employment is terminated due to his death, the Company will pay to his beneficiaries or estate, as appropriate, compensation then due and owing as of the date of death, and shall continue to pay his salary and benefits, to the extent consistent with the terms of the relevant benefits plan, through the second full month after Dr. Carleone’s death. As of the date of death, all stock options available to Dr. Carleone through the then current term of the Carleone Agreement (the “Term Date”, which is, currently, September 30, 2014) shall be deemed accelerated and vested, and may be exercised by the appropriate representative of Dr. Carleone’s estate, in accordance with the terms of such stock options. As of September 30, 2011, the value of his cash and benefits through the second full month following such date would be $84,588, and the value of options subject to accelerated vesting would be $1,200. If Dr. Carleone suffers a disability, as determined in the sole opinion of the Company, then, to the extent permitted by law, the Company may terminate his employment, in which case the Company shall pay Dr. Carleone all compensation to which he is entitled through the last day of the month in which he has been determined to have a disability. For purposes of the Carleone Agreement, “disability” is defined as (i) Dr. Carleone’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) Dr. Carleone’s receipt, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. The value of such compensation as of September 30, 2011 was $0.

At any time, Dr. Carleone may terminate his employment with the Company for any reason, with or without cause, by providing the Company 30 days’ advance written notice and the Company could thereafter terminate Dr. Carleone at any time thereafter, provided the Company paid Dr. Carleone all compensation due and owing through the last day actually worked, plus an amount equal to the base salary he would have earned through the balance of the above notice period. If notice was given on September 30, 2011, the value of such 30 days’ payment was $41,667.

Pursuant to the Carleone Agreement, Dr. Carleone is entitled to receive the following benefits for termination by the Company for its convenience (other than for “cause” as defined in the Carleone Agreement) prior to the Term Date, or if there is a “Corporate Transition” (as defined below) (each a “Carleone Triggering Event”).

The Company shall continue to pay to Dr. Carleone a sum of money equal to his then effective base salary (not including any automobile allowance) for a period of three years from the date the employment relationship with the Company terminates, provided, however, such payments by the Company shall be offset, during the third year following the termination date, by earned income realized by Dr. Carleone from all sources other than directors’ fees paid by the Company. In addition, if Dr. Carleone elects COBRA coverage under the Company’s group health plan, the Company will pay his COBRA premiums until the earlier of the eighteenth month anniversary of his termination date or the date he becomes covered by another employer’s group health plan. All shares of restricted stock granted to Dr. Carleone, all unexercised options to purchase Company common stock and any other equity awards of the Company, in each case that are unvested at the time of his termination of employment or the Corporate Transition, shall become, immediately prior to the termination date or Corporate Transition, as the case may be, fully vested and, as applicable, exercisable.

Payment of the severance benefits described above are conditioned upon Dr. Carleone’s continued observance of the material obligations in the Carleone Agreement, including non-competition and non-solicitation restrictions and confidentiality requirements, throughout the severance period and, should he engage in or pursue any activities in violation of the obligations in the Carleone Agreement at any time during the severance period, all severance benefits shall cease. Payment of the severance benefits also is conditioned on Dr. Carleone executing a release of claims against the Company.

Under the Carleone Agreement, a “Corporate Transition” includes any of the following transactions to which the Company is a party: (A) a merger or consolidation in which the Company is not the surviving entity and securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder different from those who held such securities immediately prior to such merger; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder(s) different from those who held such securities immediately prior to such merger; or (D) any cash dividend paid by the Company that, in the aggregate with all other dividends paid in any twelve month period, is greater than the combined earnings of the Company for the Company’s two fiscal years prior to such dividend payment date. In addition, a Corporate Transition also includes a “Change in Control” as such term is defined in the 2008 Plan. None of the foregoing events, however, shall be considered a Corporate Transition under the Carleone Agreement unless the event also qualifies as a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, under Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

Under the Carleone Agreement, the payment of any amounts or benefits shall be delayed to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (relating to payments made to certain “specified employees” of certain publicly-traded companies), and in such event, any such amount to which Dr. Carleone would otherwise be entitled during the 6-month period immediately following his termination of employment will be paid on the first business day following the expiration of such 6-month period.

If a Carleone Triggering Event and termination of employment had occurred as of September 30, 2011, we estimate that the value of the benefits under the Carleone Agreement would have been as follows:

Name	Continued Base Pay Compensation	Continuation of Insurance Benefit	Accelerated Vesting of Stock Options	Accelerated Vesting of Restricted Stock	Total Compensation
Joseph Carleone, Ph.D.	$1,500,000	$21,761	$1,200	$46,414	$1,569,375

Dana M. Kelley and Linda G. Ferguson each entered into substantially similar severance agreements (each a “Severance Agreement”) with the Company on July 8, 2008. Each Severance Agreement provides that in the event Ms. Kelley’s or Ms. Ferguson’s employment is terminated due to her death, the Company will pay to her beneficiaries or estate, as appropriate, compensation then due and owing as of the date of death, and shall continue to pay her salary and benefits, to the extent consistent with the terms of the relevant benefits plan, through the second full month after her death. As of the date of death, all unvested stock options or other equity awards granted to Ms. Kelley or Ms. Ferguson to the date of death shall become fully vested and, as applicable, exercisable, and may be exercised by the appropriate representative of their respective estates. As of September 30, 2011, the value of Ms. Kelley’s cash and benefits through the second full month following such date would be $42,921, the value of any options subject to accelerated vesting would be $1,200 and the value of restricted stock subject to accelerated vesting would be $34,202. As of September 30, 2011, the value of Ms. Ferguson’s cash and benefits through the second full month following such date would be $38,333, the value of any options subject to accelerated vesting would be $1,200 and the value of restricted stock subject to accelerated vesting would be $34,202. If Ms. Kelley or Ms. Ferguson suffers a disability, as determined in the sole opinion of the Company, then, to the extent permitted by law, the Company may terminate her employment, in which case the Company shall pay her all compensation to which she is entitled through the last day of the month in which she has been determined to have a disability. For purposes of each Severance Agreement, “disability” is defined as (i) Ms. Kelley’s or Ms. Ferguson’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) Ms. Kelley’s or Ms. Ferguson’s receipt, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. The value of such compensation as of September 30, 2011 was $0 for each of Ms. Kelley and Ms. Ferguson.

Under each Severance Agreement, each of Ms. Kelley and Ms. Ferguson may, at any time, terminate her employment with the Company, for any or no reason, by providing the Company 30 days’ advance written notice and the Company could thereafter terminate Ms. Kelley’s or Ms. Ferguson’s employment at any time thereafter, provided the Company paid her all compensation due and owing through the last day actually worked, plus an amount equal to the effective base salary she would have earned through the balance of the above notice period. If notice was given on September 30, 2011, the value of such 30 days’ payment was $20,833 for Ms. Kelley and $19,167 for Ms. Ferguson.

Pursuant to each Severance Agreement, each of Ms. Kelley and Ms. Ferguson is entitled to receive the following benefits for termination by the Company (other than termination for “cause,” as defined in each Severance Agreement, or termination by death or disability) or if there is a “Corporate Transition” (as defined below) (each a “Severance Triggering Event”).

The Company shall continue to pay to each of Ms. Kelley and Ms. Ferguson, in accordance with the Company’s then effective payroll practices, each such individual’s then effective base salary (but not any employee benefits) for a period of three years from the date the employment relationship with the Company terminates, provided, however, that such payments by the Company shall be offset, during the third year following the termination date, by income paid to such individual by another employer other than the Company. Each Severance Agreement provides that, for purposes of this payment obligation, base salary does not include any perquisites or similar benefits provided to each of Ms. Kelley and Ms. Ferguson prior to the termination date, including, without limitation, any automobile allowance, club membership or right to use aircraft otherwise provided by the Company for the use by the Company’s executives. In addition, if Ms. Kelley or Ms. Ferguson elects to convert her respective Company group health coverage under COBRA, the Company will pay her COBRA premiums until the earlier of the eighteenth month anniversary of her termination date or the date she becomes covered by another employer’s group health plans. All shares of restricted stock granted to either of Ms. Kelley or Ms. Ferguson, all unexercised options to purchase Company common stock and any other equity awards of the Company, in each case that are unvested at the time of her termination of employment or the Corporate Transition, shall become, immediately prior to the termination date or Corporate Transition, as the case may be, fully vested and, as applicable, exercisable.

Payment of the severance benefits described above are conditioned upon Ms. Kelley’s or Ms. Ferguson’s, as applicable, continued observance of the material obligations in her Severance Agreement, including non-competition and non-solicitation restrictions and confidentiality requirements, throughout the severance period and, should she engage in or pursue any activities in violation of the obligations in her Severance Agreement at any time during the severance period, all severance benefits shall cease. Payment of the severance benefits also is conditioned on Ms. Kelley or Ms. Ferguson, as applicable, executing a release of potential claims against the Company.

Under each Severance Agreement, a “Corporate Transition” includes any of the following transactions to which the Company is a party: (A) a merger or consolidation in which the Company is not the surviving entity and securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder different from those who held such securities immediately prior to such merger; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder(s) different from those who held such securities immediately prior to such merger; or (D) any cash dividend paid by the Company that, in the aggregate with all other dividends paid in any twelve month period, is greater than the combined earnings of the Company for the Company’s two fiscal years prior to such dividend payment date. In addition, a Corporate Transition also includes a “Change in Control” as such term is defined in the 2008 Plan. None of the foregoing events, however, shall be considered a Corporate Transition under each Severance Agreement unless the event also qualifies as a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, under Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

Under each Severance Agreement, the payment of any amounts or benefits shall be delayed to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (relating to payments made to certain “specified employees” of certain publicly-traded companies), and in such event, any such amount to which each of Ms. Kelley or Ms. Ferguson would otherwise be entitled during the 6-month period immediately following her termination of employment will be paid on the first business day following the expiration of such 6-month period.

If a Severance Triggering Event and termination of employment had occurred as of September 30, 2011, we estimate that the value of the benefits under each Severance Agreement would have been as follows:

Name	Continued Base Pay Compensation	Continuation of Insurance Benefit	Accelerated Vesting of Stock Options	Accelerated Vesting of Restricted Stock	Total Compensation
Dana M. Kelley	$750,000	$21,761	$1,200	$34,202	$807,163
Linda G. Ferguson	$690,000	$11,293	$1,200	$34,202	$736,695

PLAN-BASED COMPENSATION

American Pacific Corporation Incentive Compensation Plan. The Incentive Plan for the Company was adopted in March 2008. For further discussion of the Incentive Plan in connection with our Fiscal 2011 compensation program, see footnote 1 of the Summary Compensation Table under “Summary Compensation (Fiscal 2011)” above.

Equity Compensation Plans. The following table summarizes information about existing equity compensation plans of the Company by type as of September 30, 2011.

EQUITY COMPENSATION PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Approved by security holders
American Pacific Corporation Amended and Restated 2001 Stock Option Plan	242,250	$6.98	--
American Pacific Corporation 2002 Directors Stock Option Plan, as amended and restated	101,426	$9.97	--
American Pacific Corporation Amended and Restated 2008 Stock Incentive Plan	278,300	$9.22	463,700 (1)
Not approved by security holders	--	--	--

Total	621,976	$8.47	463,700

(1)

Of such amount, as of September 30, 2011, 342,000 shares of common stock may be issued in the form of restricted stock or restricted stock units granted under the 2008 Plan, or all of such shares of common stock may be issued upon the exercise of options and/or stock appreciation rights granted under the 2008 Plan.

2001 Plan. Prior to January 16, 2011, the 2001 Plan permitted the granting of incentive stock options to employees and nonqualified stock options to employees, officers, directors and consultants. Under the 2001 Plan, incentive stock options and nonqualified stock options could only be granted at an exercise price not less than 100% of the fair market value of the common stock on the date the option was granted (or 110%, in the case of an incentive stock option granted to any employee who owned stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). Under the 2001 Plan, the fair market value of the common stock is a price equal to the closing price of the Company’s common stock on The NASDAQ Stock Market LLC on the date of the grant. With respect to options granted under the 2001 Plan prior to the fiscal year ended September 30, 2010 (“Fiscal 2010”), such options generally vested 50% at the grant date and 50% on the one-year anniversary of the grant date. With respect to options granted under the 2001 Plan during Fiscal 2010, such options vest in three equal annual installments beginning on the anniversary date of the grant. The term of any option granted under the 2001 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). No grants were made under the 2001 Plan during Fiscal 2011.

2008 Plan. The 2008 Plan permits the granting of awards of stock options, restricted stock, restricted stock units, stock appreciation rights and cash incentives, or any combination of the foregoing, to employees, officers, directors and consultants. In December 2010, the Board approved, subject to the approval of the Company’s stockholders, the amendment and restatement of American Pacific Corporation 2008 Stock Incentive Plan, and in March 2011, the stockholders of the Company approved, at the 2011 annual meeting of stockholders, the Amended and Restated 2008 Stock Incentive Plan, which, among other things, increased the maximum total number of shares of the Company’s common stock available for issuance under the 2008 Plan and the maximum total number of shares of the Company’s common stock issuable pursuant to awards of restricted stock and restricted stock units. Accordingly, the 2008 Plan currently allows for the granting of awards of options (including incentive stock options) exercisable for up to the entire authorized amount of 800,000 shares and further provides that no more than 400,000 shares of common stock may be granted pursuant to awards of restricted stock and restricted stock units. Under the 2008 Plan, incentive stock options and nonqualified stock options may only be granted at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). Under the 2008 Plan the fair market value of the common stock is a price equal to the closing sale price of the Company’s common stock on The NASDAQ Stock Market LLC on the date of the award. In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2008 Plan, the exercise or purchase price shall be determined by the plan administrator, which currently is the Compensation Committee. Options granted under the 2008 Plan generally vest in three equal annual installments beginning on the anniversary date of the grant. The term of any award granted under the 2008 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program that the plan administrator may establish in its discretion. No grants were made under the 2008 Plan during Fiscal 2011.

2002 Directors Plan. In November 2008, the Corporate Governance Committee (as the then administrator of the plan), recognizing the limited number of shares remaining available for issuance under the Company’s 2002 Directors Stock Option Plan, as amended and restated (the “2002 Directors Plan”), elected to indefinitely suspend the plan. The 2002 Directors Plan has historically compensated non-employee directors with automatic annual grants of stock options or upon other discretionary events. Options granted under the 2002 Directors Plan were granted to each eligible director at a price equal to the closing share price of our common stock on the date of grant on The NASDAQ Stock Market LLC or, if such date was a date upon which no shares of our common stock were traded, the closing price on the next preceding trading day. Options expire ten years after the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (FISCAL 2011)

The following table includes certain information with respect to all unexercised options and stock awards previously awarded to our NEOs as of September 30, 2011.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested (5) ($)

Joseph Carleone, Ph.D.	10,000 13,334 3,334	-- 6,666 (1) 6,666 (2)	$7.50 $11.25 $7.15	10-15-2016 11-03-2018 11-10-2019	1,666 (3) 4,666 (4)	$12,212 $34,202

Dana M. Kelley	9,000 6,667 3,334	-- 3,333 (1) 6,666 (2)	$7.79 $11.25 $7.15	10-01-2016 11-03-2018 11-10-2019	1,333 (3) 3,333 (4)	$9,771 $24,431

Linda G. Ferguson	5,000 20,000 6,667 3,334	3,333 (1) 6,666 (2)	$8.30 $6.34 $11.25 $7.15	12-13-2012 09-13-2015 11-03-2018 11-10-2019	1,333 (3) 3,333 (4)	$9,771 $24,431

(1)	These options vested on November 3, 2011.

(2)	These options vest in two equal annual installments on November 10, 2011 and November 10, 2012.

(3)	These restricted shares vested on November 3, 2011.

(4)	These restricted shares vest in two equal annual installments on November 10, 2011 and November 10, 2012.

(5)	Value determined using the closing price of our common stock on September 30, 2011, which was $7.33 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director John R. Gibson’s son, Jeffrey M. Gibson, is our Vice President and Chief Technical Officer. Jeffrey M. Gibson’s total compensation, consisting of base salary, annual incentive compensation, auto allowance, and imputed income for the Company’s group term life insurance, in Fiscal 2011 for services rendered to us was $281,829 and for Fiscal 2010 was $190,127. Mr. Jeffrey M. Gibson also participates in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. Jeffrey M. Gibson also received in Fiscal 2010 option awards under the Company’s 2008 Plan. Mr. Jeffrey M. Gibson’s base salary as of December 31, 2011 is $176,534, plus an annual auto allowance of $16,800.

Discovery Partners International LLC (“Discovery Partners”), a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries, provided on-demand consulting services to the Company during Fiscal 2010 and Fiscal 2011 and is anticipated to continue to do so through November 2013. Mr. Readdy, who was elected as a director of the Company on November 9, 2009, is the founder and Managing Partner of Discovery Partners. Prior to Mr. Readdy’s election as a director, fees paid to Discovery Partners were not subject to approval by the Audit Committee as a related party transaction. Following Mr. Readdy’s election to the Board, the Company entered into a Consulting Agreement with Discovery Partners, dated November 14, 2009, for as-needed and as requested consulting services through November 14, 2011 pursuant to which, among other things, the Company agreed to pay Discovery Partners $2,500 per day, plus reimbursement for all reasonable expenses, for each full day of consulting service to or for the Company, provided, that in no event would the Company be obligated to, or otherwise pay, aggregate compensation in any fiscal year of the Company equal to or in excess of $120,000 under such Consulting Agreement without the Company’s express prior written approval to provide such service in excess of such amount. During Fiscal 2011 the Company provided written approval for an amount equal to $120,000. The aggregate amount paid under such Consulting Agreement for Fiscal 2011 was $120,000 and for Fiscal 2010 was $112,500. In addition, for the period of Fiscal 2010 before the Company entered into the Consulting Agreement and before Mr. Readdy was elected to the Board, an additional $25,000 was paid to Discovery Partners for consulting services to the Company. Effective as of November 14, 2011, the Company entered into a new Consulting Agreement with Discovery Partners, the terms of which are substantially the same as the Company’s earlier agreement with Discovery Partners, provided, however, that, under this new Consulting Agreement, as-needed and as requested consulting services may be provided through November 14, 2013 and in no event would the Company be obligated to, or otherwise pay, aggregate compensation in any fiscal year of the Company in excess of $120,000 under such new Consulting Agreement without the Company’s express prior written approval to provide such service in excess of such amount.

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL INFORMATION

The Audit Committee of the Board has appointed BDO USA, LLP (“BDO”) as our independent registered public accounting firm for Fiscal 2012. The submission of this matter for ratification by our stockholders is not legally required; however, the Board believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If the stockholders do not ratify the appointment of BDO, the selection of such firm as our independent registered public accounting firm will be reconsidered by the Audit Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO served as our independent registered public accounting firm for the audit of our consolidated financial statements for Fiscal 2011 and for Fiscal 2010. A representative of BDO is expected to be present at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting if such representative desires to do so. The representative also is expected to be available to respond to appropriate questions.

As previously reported, on January 5, 2010, the Company dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. The decision to dismiss the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board.

The reports of BDO on the Company’s financial statements for Fiscal 2011 and Fiscal 2010 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of Deloitte on the Company’s financial statements for the fiscal year ended September 30, 2009 (“Fiscal 2009”) and the fiscal year ended September 30, 2008 (“Fiscal 2008”) contained no adverse opinion or disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope or accounting principles, and included an explanatory paragraph relating to the Company’s then recent adoption of provision for uncertainty in income taxes.

During Fiscal 2009 and Fiscal 2008 and through January 5, 2010, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the financial statements.

During Fiscal 2009 and Fiscal 2008 and through January 5, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except, as disclosed in the Company’s Form 10-K for Fiscal 2009, management identified, subsequent to the end of Fiscal 2009, a material weakness in the design and operating effectiveness of the Company’s internal control over financial reporting due to inadequate controls for non-routine transactions. In particular, the Company did not have appropriate internal controls at its Fine Chemicals segment specific to the recognition of revenue related to the identification and communication of non-standard transactions. The controls then in place were not adequate to identify and evaluate the appropriate accounting treatment for revenue transactions with non-standard terms or that contained terms beyond those stated in the customer’s written contract or purchase order. As a result of the identification of this material weakness, corporate personnel performed additional analysis and post-closing procedures in order to prepare the consolidated financial statements of the Company in accordance with generally accepted accounting principles in the United States of America.

The Company engaged BDO as its new independent registered public accounting firm as of January 8, 2010. During Fiscal 2009 and Fiscal 2008, and through January 8, 2010, the Company did not consult with BDO regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT AND NON-AUDIT FEES

The following table presents the aggregate fees for professional audit and other services rendered to the Company and its subsidiaries by BDO for Fiscal 2011 and Fiscal 2010, respectively:

	2011	2010
Audit Fees	$878,000	$890,000
Audit-Related Fees	8,000	-
Tax Fees	-	-
All Other Fees	-	-

Total	$886,000	$890,000

Services rendered by BDO in Fiscal 2011 and Fiscal 2010 in connection with fees presented above, were as follows:

•

Audit Fees. Audit fees for Fiscal 2011 and Fiscal 2010 consist of fees for professional services provided in connection with the audit of our consolidated financial statements and the review of our quarterly consolidated financial statements.

•	Audit-Related Fees. Audit-related fees for Fiscal 2011 consist of fees for professional services provided in connection with other SEC services.

For Fiscal 2011, 100% of the services rendered by BDO were pre-approved by the Audit Committee, of which 1% represented Audit-Related Fees, 0% represented Tax Fees and 0% represented all Other Fees. For Fiscal 2010, 100% of the services rendered by BDO were pre-approved by the Audit Committee, of which 0% represented Audit-Related Fees, 0% represented Tax Fees and 0% represented all Other Fees. For Fiscal 2011 and Fiscal 2010, none of the services performed by BDO were approved by our Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

The Audit Committee considered whether BDO’s provision of any professional services, other than its audit of our annual consolidated financial statements, reviews of quarterly consolidated financial statements and other audit-related services, is compatible with maintaining the auditor’s independence.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Among its other duties, the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm and the audit and permissible non-audit services it provides. Pursuant to the Audit Committee’s charter, the Audit Committee or the Chairman of the Audit Committee, pursuant to delegated authority, reviews and pre-approves audit and permissible non-audit services to be provided by our independent registered public accounting firm. To the extent that the Chairman of the Audit Committee pre-approves such services, the Chairman then reports such pre-approvals to the full Audit Committee at its next regularly scheduled meeting. In accordance with this pre-approval policy, management communicates, on an ongoing basis, specific projects and categories of service for which the advance approval of the Audit Committee is requested. When the Audit Committee Chairman receives such communications, the Audit Committee Chairman then reviews these requests and advises management whether the engagement of the independent registered public accounting firm is approved. On a periodic basis, management subsequently reports to the Audit Committee regarding the actual spending for particular projects and in connection with categories of services.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, which is available on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section, the Audit Committee assists the Board in overseeing, among other things, the accounting and financial reporting processes of the Company and audits of its financial statements. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. Rather, the members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and employees and by outside experts and advisors, including the independent registered public accounting firm.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

To the Board of Directors:

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended September 30, 2011.

We have discussed with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with BDO their independence.

We have also considered whether BDO’s provision of any professional services, other than its audit of the Company’s annual consolidated financial statements, reviews of quarterly consolidated financial statements and other audit-related services, is compatible with maintaining BDO’s independence.

Based on the reviews and discussions referred to above, we have recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

Audit Committee (1)

Dean M. Willard, Chairman

Barbara Smith Campbell

Jan H. Loeb

C. Keith Rooker

Bart Weiner

Jane L. Williams

(1)

Berlyn D. Miller resigned from the Audit Committee effective October 19, 2011 and, accordingly, did not participate in the reviews and discussions of the Audit Committee described in the foregoing report of the Audit Committee.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

VOTE REQUIRED

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the proposal.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables present the beneficial ownership of our common stock as of December 31, 2011, except as noted, for (i) each person who is known by us to beneficially own more than 5% of our common stock, (ii) each director and director nominee of the Company, (iii) each NEO of the Company listed in the Summary Compensation Table under “Summary Compensation (Fiscal 2011)” and (iv) all of our directors and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated below, each beneficial owner listed below possesses sole voting and investment power with respect to such owner’s shares. As of December 31, 2011, 7,612,091 shares of our common stock were outstanding.

Stock Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Franklin Advisory Services, LLC (1) One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024-2938	799,700	10.51%

Mill Road Capital, L.P. (2) 382 Greenwich Avenue, Suite One, Greenwich, Connecticut 06830	699,406	9.19%

Aegis Financial Corporation (3) 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201	693,802	9.11%

Cornwall Master LP (4) One Rockefeller Plaza, 24th Floor New York, New York 10020	670,052	8.80%

Dimensional Fund Advisors LP (5) Building One, 6300 Bee Cave Road, Austin, Texas 78746	583,562	7.67%

Thomson Horstmann & Bryant, Inc. (6) 501 Merritt 7, Norwalk Connecticut 06851	502,672	6.60%

(1)

Based upon report on Form 13F-HR, filed as of 11/14/11 by Franklin Resources, Inc. Based on a Schedule 13G/A filed on February 2, 2011, Franklin MicroCap Value Fund, a series of Franklin Value Investors Trust, has an interest in the shares of the Company’s common stock.

(2)

Based upon report on Schedule 13-D/A, filed as of 12/6/11 by Thomas E. Lynch, Scott P. Scharfman, Mill Road Capital GP LLC, and Mill Road Capital, L.P., which such Schedule 13D/A provides that Mill Road Capital, L.P., and its sole general partner, Mill Road Capital GP LLC, each have sole voting and investment power over the shares of the Company’s common stock held directly by Mill Road Capital, L.P., and Mr. Lynch and Mr. Scharfman, as management committee directors of Mill Road Capital GP LLC, have shared voting and investment power over such shares.

(3)	Based upon report on Form 13F-HR, filed as of 11/14/11 by Aegis Financial Corporation.

(4)

Based upon report on Schedule 13D/A, filed as of 12/6/11 by Cornwall Master LP, Cornwall Capital Management LP, investment manager to Cornwall Master LP, Cornwall GP, LLC, the general partner of Cornwall Master LP, and James Mai, the managing member of Cornwall GP, LLC, which such Schedule 13D/A together with the original Schedule 13D filed on 10/12/11 by the same parties, provide,among other things, that the shares of Company common stock are held directly by Cornwall Master LP, with shared voting and investment power over such shares held by Cornwall Master LP, Cornwall Capital Management LP, Cornwall GP, LLC, and Mr. Mai.

(5)

Based upon report on Form 13F-HR/A, filed as of 11/10/11 by Dimensional Fund Advisors LP for itself and, among others, Dimensional Fund Advisors Ltd. Of the amount reported, neither Dimensional Fund Advisors LP nor Dimensional Fund Advisors Ltd. possesses voting power with respect to 7,774 shares.

(6)	Based upon report on Form 13F-HR, filed as of 11/14/11 by Thomson, Horstmann & Bryant, Inc. Of the amount reported, the beneficial owner possesses no voting power with respect to 77,400 shares.

Stock Ownership of Directors & Officers **
Name	Amount and Nature of Beneficial Ownership ***	Percent of Class

Named Executive Officers:
Joseph Carleone, Ph.D.	72,867 (1)	*
Dana M. Kelley	40,667 (2)	*
Linda G. Ferguson	75,844 (3)	*

Non-Employee Directors:
Barbara Smith Campbell	10,834 (4)	*
Fred D. Gibson, Jr.	392,430 (5)	5.13%
John R. Gibson	251,250 (6)	3.25%
Jan H. Loeb	28,752 (7)	*
Berlyn D. Miller	52,533 (5)	*
William F. Readdy	6,834 (4)	*
C. Keith Rooker, Esq.	34,405 (8)	*
Charlotte E. Sibley	6,000 (9)
Bart Weiner	9,500 (9)
Dean M. Willard	26,905 (7)(10)	*
Jane L. Williams	43,505 (8)	*
All directors and executive officers as a group (16 persons)	1,132,292 (11)	14.08%

*	Indicates ownership of less than 1% of the class.

**	The mailing address for all directors and officers listed above is 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169.

***	Excludes 287,424 shares held as of December 31, 2011 by the Company’s 401(k) plans, for which Dr. Carleone, Ms. Ferguson and Ms. Kelley serve on the fiduciary committee of each plan.

(1)	Includes 36,667 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 7,333 shares of unvested restricted stock.

(2)	Includes 25,667 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 6,666 shares of unvested restricted stock.

(3)

Includes 41,667 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 6,666 shares of unvested restricted stock. Of the amount beneficially owned, includes 6,189 shares held indirectly as of December 31, 2011 through the Ampac 401(k) Plan, for which the fiduciary committee of the plan has sole voting power over the shares.

(4)	Includes 3,334 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 2,500 shares of unvested restricted stock.

(5)	Includes 36,905 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 2,500 shares of unvested restricted stock.

(6)	Includes 130,000 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 6,833 shares of unvested restricted stock.

(7)	Includes 11,905 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 2,500 shares of unvested restricted stock.

(8)	Includes 26,905 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 2,500 shares of unvested restricted stock.

(9)	Includes 2,500 shares of unvested restricted stock.

(10)	Does not include 10,000 shares of common stock owned by Mr. Willard’s daughter, for which Mr. Willard disclaims beneficial ownership.

(11)

Includes, with respect to all directors and officers, an aggregate of 431,267 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2011, and 61,497 shares of unvested restricted stock. Of the amount beneficially owned, includes 22,787 shares held indirectly as of December 31, 2011 through 401(k) plans, for which the beneficial owner of the shares does not have voting power over the shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, certain of the Company’s officers, and certain persons who beneficially own more than 10% of the Company’s common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and greater than 10% stockholders are also required by the rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon the Company’s review of copies of Forms 3, 4 and 5 furnished to the Company and, as applicable, written representations from executive officers and directors of the Company, the Company believes all of its directors, executive officers and any other applicable stockholders timely filed during Fiscal 2011 all reports required by Section 16(a) of the Exchange Act, with four exceptions. A late Form 4, relating to one purchase transaction by director Dean M. Willard, was filed on January 3, 2011, a late Form 4, relating to one purchase transaction by the daughter of Mr. Willard, was filed on September 20, 2011, and two Forms 4/A, each relating to a corrective change in the amount of a previously reported purchase transaction by the daughter of Mr. Willard, were filed on September 20, 2011.

STOCK OWNERSHIP GUIDELINES

We have no formal guidelines on stock ownership by our executive officers. However, in order to link the interests of management and stockholders, executive officers are encouraged to use shares obtained on the exercise of their stock options, through receipt of restricted stock or through direct market purchases to maintain or to establish a significant level of direct stock ownership.

The Board has adopted a policy pertaining to stock ownership by our directors. The current policy has established a target of ownership of 7,000 shares of common stock per director. The policy further established that directors are to acquire a minimum of 1,000 shares per fiscal year until the target of ownership is met. As of September 30, 2011, each of the directors has met the requirements of the policy with the exception of Mr. Readdy, who holds 1,000 shares and Mr. Rooker, who holds 5,000 shares.

CODE OF ETHICS

We have adopted a code of ethics that applies to all of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, entitled “Standards of Business Conduct,” that is posted on our website at www.apfc.com on the “Corporate Governance” page of the “Investors” section. In addition, we will provide to any person without charge a copy of the Standards of Business Conduct upon written request to our Secretary at our principal executive offices at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169. In the event that we make any amendment to, or grant any waiver from, a provision of the Standards of Business Conduct that requires disclosure under applicable SEC rules and regulations and/or NASDAQ Rules, we will disclose such amendment or waiver and the reasons therefor as required by SEC rules and regulations and/or NASDAQ Rules on our website.

STOCKHOLDERS’ PROPOSALS

In accordance with Rule 14a-8 promulgated under the Exchange Act, if a stockholder wishes to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2013 annual meeting of stockholders, the proposal must be stated in writing and must be received by the Secretary of the Company at its principal executive offices on or before September 28, 2012. The proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals. The Board will review any such proposal that is received by that date and will determine whether it should be included in the Company’s proxy statement and form of proxy.

Under the Company’s Amended and Restated By-laws, the Company has adopted procedures for stockholder proposals (other than those made pursuant to Rule 14a-8) and for the nomination of directors by stockholders, which, in the case of an annual stockholders’ meeting, require, among other things, timely notice by a stockholder to the Company of not less than 90 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received not later than the later of 40 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made. Accordingly, for the 2013 annual meeting of stockholders, timely notice by a stockholder to the Company must be received not later than October 28, 2012 nor earlier than September 8, 2012. If a stockholder’s nomination or proposal is not in compliance with the procedures set forth in the Amended and Restated By-laws, the Company may disregard such nomination or proposal. A copy of the Amended and Restated By-laws may be found on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section, or as Exhibit 3.2 to the Company’s Form 8-K filed with the SEC on March 11, 2011.

In accordance with Rule 14a-4(c)(1) promulgated under the Exchange Act, if the Company has not received notice of a shareholder proposal, submitted outside the process of Rule 14a-8, by October 28, 2012, the Company’s proxy may confer discretionary voting authority on persons being appointed as proxies on behalf of the Company to vote on any such proposal if such proposal is raised at the Company’s 2013 annual meeting of stockholders.

ANNUAL REPORT

A copy of the Company’s annual report to stockholders for Fiscal 2011 is being furnished concurrently herewith to all stockholders holding shares of common stock as of the record date for the Annual Meeting. The Company’s annual report to stockholders for Fiscal 2011 is also available for viewing on the Company’s website at www.apfc.com under “Annual Reports” on the “Investor Overview” page of the “Investors” section.

FORM 10-K

The Company filed with the SEC its Annual Report on Form 10-K for Fiscal 2011.

Stockholders, including beneficial holders of the Company’s common stock, may obtain a copy of the Annual Report on Form 10-K, including financial statements and any financial statement schedules included in the Annual Report on Form 10-K, without charge, by visiting the Company’s website at www.apfc.com on the “SEC Filings” page of the “Investors” section or by writing our Secretary at our principal executive offices at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169.

OTHER BUSINESS

As of the date of this proxy statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in their discretion in accordance with their best judgment.

By Order of the Board of Directors

/s/ Linda G. Ferguson

Linda G. Ferguson,

Secretary

Dated: January 25, 2012

AMERICAN PACIFIC CORPORATION

3883 HOWARD HUGHES PKWY.

SUITE 700

LAS VEGAS, NV 89169

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery up until 11:59 P.M., Eastern Time, on March 12, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by AMERICAN PACIFIC CORPORATION in mailing proxy materials, you can consent to receiving all future annual meeting notices, proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on March 12, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL –

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 no later than March 12, 2012.

If you vote by phone or by Internet, please do not mail your proxy card.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN PACIFIC CORPORATION

The Board of Directors recommends that you vote FOR the following:

Vote on Election of Directors

1. Class C Directors – Election of the following Class C directors, to hold office until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified:

FOR ALL WITHHOLD ALL FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

01) Joseph Carleone

02) Fred D. Gibson, Jr.

03) Berlyn D. Miller

04) Bart Weiner

The Board of Directors recommends that you vote FOR the following:

FOR AGAINST ABSTAIN

2. An advisory vote on executive compensation.

3. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please sign exactly as your name appears herein. Joint owners should each sign. If signing for estates, trusts or corporations, title or capacity should be stated. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. Any proxy which is executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion

Signature [PLEASE SIGN WITHIN THE BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on March 13, 2012

The Notice of Annual Meeting of Stockholders, the proxy statement and the Fiscal 2011 annual report to stockholders are available at www.proxyvote.com.

AMERICAN PACIFIC CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 13, 2012

The undersigned hereby appoints John R. Gibson and Linda G. Ferguson, or either of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend and vote all shares of common stock of American Pacific Corporation that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of American Pacific Corporation, a Delaware corporation, to be held on March 13, 2012 at 10:30 a.m., local time, at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2012 annual meeting of Stockholders.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS IN PROPOSAL NO. 1; FOR THE ADOPTION OF THE RESOLUTION TO APPROVE THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS PROPOSED IN PROPOSAL NO. 2; AND, FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP IN PROPOSAL NO. 3, AND SHALL BE VOTED IN THEIR DISCRETION IN ACCORDANCE WITH THE DETERMINATION OF THE PERSONS NAMED IN THIS PROXY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on other side)